SEC File No. 333-01151
                                            SEC File No. 811-3853


      As filed with the Securities and Exchange Commission
                       on April 30, 1997

____________________________________________________________

     SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549
     FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

    Pre-Effective Amendment No.                               [ ]
    Post-Effective Amendment No.  1                           [X]

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

    Amendment No.   17                                        [X]



                 MBL VARIABLE CONTRACT ACCOUNT-7
(Previously known as Mutual Benefit Variable Contract Account-7)
                   (Exact Name of Registrant)


                 MBL LIFE ASSURANCE CORPORATION
                   (Name of Insurance Company)
         520 Broad Street, Newark, New Jersey 07102-3111
  (Address of Insurance Company's Principal Executive Offices)

              Insurance Company's Telephone Number,
               including Area Code  1-800-435-3191

                      Judith C. Keilp, Esq.
                             Counsel
                 MBL Life Assurance Corporation
         520 Broad Street, Newark, New Jersey 07102-3111
             (Name and Address of Agent of Service)

                           Copies to:
                      Stephen E. Roth, Esq.
              Sutherland, Asbill & Brennan, L.L.P.
                  1275 Pennsylvania Ave., N.W.
                   Washington, D.C. 20004-0147
_________________________________________________________________

This amendment shall become effective on May 1, 1997, pursuant to Rule 485(b) under the Securities Act of 1933.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities.
The Registrant's Rule 24f-2 Notice was filed with the Commission on February 13, 1997.

                MBL VARIABLE CONTRACT ACCOUNT-7

                      previously known as
           MUTUAL BENEFIT VARIABLE CONTRACT ACCOUNT-7
_________________________________________________________________

                     CROSS REFERENCE SHEET

Cross reference sheet showing location in the Prospectus of information required by the Items in Part A of Form N-3.


         Item Number          Heading in Prospectus

             1                Cover Page

             2                Index of Terms

             3                Summary of Prospectus

             4                Condensed Financial Information
                                Financial Highlights
                                Performance Related Information,


             5                The Variable Contract Account

             6                Management; Investment Management

             7                Charges

             8                Group Tax Deferred Annuity
                                Contracts; General Rights;
                                Other Contract Provisions

             9                Annuity

             10               Payment at Death

             11               Accumulation Account

             12               Redemption

             13               Federal Income Tax Status

             14               Legal Developments

             15               Table of Contents - Statement of
                                Additional Information

_________________________________________________________________

                 MBL VARIABLE CONTRACT ACCOUNT-7
                 MBL Life Assurance Corporation
           520 Broad Street, Newark, New Jersey 07102

                           May 1, 1997

     The group tax-deferred variable annuity contracts (the "Contracts") described in this Prospectus were issued by the Mutual Benefit Life Insurance Company ("Mutual Benefit Life") and assumptively reinsured by MBL Life Assurance Corporation ("MBL Life") for use with retirement plans and arrangements meeting applicable requirements of Section 401(a), 403(b), 408 or 457 ("Qualified Plans") of the Internal Revenue Code of 1986, as amended (the "Code"). Contracts were issued to employers establishing Qualified Plans or to trustees or custodians serving in conjunction with those Qualified Plans ("Contract Holders").

     Sales of new Contracts ceased July 16, 1991. MBL Life does not currently intend to resume sales of new Contracts. However, additional purchase payments are being accepted from existing and new Participants (defined below) under existing Contracts.

     The Contracts offer flexible purchase payment arrangements. Net purchase payments made on behalf of a participant of a Qualified Plan ("Participant") are allocated to an account established on behalf of the Participant ("Variable Accumulation Account") and placed in MBL Variable Contract Account-7, previously known as Mutual Benefit Variable Contract Account-7 (the "Account"). At retirement, the value of a Participant's Variable Accumulation Account may be applied to provide a fixed or variable annuity.

     The investment objective of the Account is to provide as high a level of current income as is consistent with preservation of capital and liquidity through investments in a diversified portfolio of high quality short-term money market instruments. There are no sales or redemption charges under the Contracts.

     All Contracts were assumed and reinsured as of May 1, 1994 by MBL Life in accordance with the Plan of Rehabilitation of Mutual Benefit Life as approved by the Superior Court of New Jersey. Substantially all of the assets and certain liabilities, including all insurance liabilities, of Mutual Benefit Life were transferred to MBL Life as of May 1, 1994 (the "Transfer"). In addition, the assets and liabilities of the Account were transferred to a new separate account of MBL Life. MBL Life agreed to assume all the assets and liabilities of the Account. (See "The Variable Contract Account - Legal Developments".)

     This Prospectus sets forth concisely the information about the Account that Contract Holders and Participants should know before investing. Additional information about the Account has been filed with the Securities and Exchange Commission, including a Statement of Additional Information, which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from MBL Life by writing to: Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111,
Attn: MBL VARIABLE CONTRACT ACCOUNT-7, or telephone: 1-800-435-3191. Contract Holder or Participant inquiries may be made to the same address or telephone number. The table of contents for the Statement of Additional Information appears on page 24.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.

     ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN THIS ACCOUNT IS NEITHER INSURED NOR GUARANTEED
BY THE U.S. GOVERNMENT.

     THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE
REFERENCE.

The date of the Statement of Additional Information is May 1,
1997.

                        TABLE OF CONTENTS

                                   Page
SUMMARY OF PROSPECTUS
Fee Table                            3
The Contracts                        4
The Account                          4
Investment Adviser and
  Principal Underwriter              4
Expense Charges                      4
Waiver of Charges                    4
Minimum Investment                   5
Investment Objective of the Account  5
Redemption                           5
Certain Investment Risks             5

PERFORMANCE RELATED INFORMATION      5

CONDENSED FINANCIAL INFORMATION
Financial Highlights                 6
Financial Statements                 6

GROUP TAX-DEFERRED  VARIABLE ANNUITY CONTRACTS
Eligible Contract Holders            7
Basic Provisions                     7
Assumption of Expense Risk           8
Redemption and Payment at Death      8
Companion Contract and VCA-2 Contract  8

THE VARIABLE CONTRACT ACCOUNT
Organization                         8
Legal Developments                   9
Assets                               9
Investment Objective and Policies   10
Portfolio Turnover-Value            12
Certain Investment Risks            12
Investment Restrictions             12

CHARGES
Expense and Expense Risk Charges    12
Investment Advisory Fee             13
Other Charges                       13
Premium Taxes                       13

ACCUMULATION ACCOUNT
Purchase Payments                   13
Variable Accumulation Account       13
Transfers Between Contracts         14
Redemption                          15
Payment at Death                    15

ANNUITY
Annuity Commencement Date           16
Purchase of Annuity                 16

GENERAL RIGHTS
Voting Rights                       16
Confirmation of Transaction and
  Account Statements                17
Reports                             17
457 Plan Participants               17

MANAGEMENT                          17

INVESTMENT MANAGEMENT               17

FEDERAL INCOME TAX STATUS
Introduction                        18
Taxation of MBL Life                18
Tax Status of the Contract          18
Retirement Plans                    19
Taxation of Distributions           20
Withholding                         21
Possible Changes in Taxation        21
Other Tax Consequences              21

OTHER CONTRACT PROVISIONS
Beneficiary                         22
Non-Assignability                   22
Portability                         22
Failure of Plan to Qualify          22
Discontinuance                      22
Transfer to New Funding Agency      22
Changes in Contract                 23
Other Changes                       23

STATEMENT OF ADDITIONAL INFORMATION
Table of Contents                   24

INDEX OF TERMS
The following terms are explained on the page indicated.
Account                       1
Accumulation Period           4
Annuity                       16
Annuity Commencement Date     16
Code                          1
Companion Contract            4
Contract(s)                   1
Contract Holder(s)            1
Contract Year                 14
First Priority                4
401(a) Plan                   7
403(b) Plan                   7
457 Plan                      7
IRA Plan                      7
MBL Life                      1
Mutual Benefit Life           1
Net Purchase Payment          7
1940 Act                      4
Participant                   1
Qualified Plans               1
Rehabilitation                9
SEC                           8
Transfer                      1
Variable Accumulation Account 1
Variable Accumulation Unit    13
Variable Contract Account - 2  4
Variable Contract Account - 7  1
VCA-2 Contract                 4

                      SUMMARY OF PROSPECTUS

Fee Table
     The purpose of the Fee Table is to help Contract Holders and Participants understand the various Account expenses that would be paid prior to commencement of annuity payments, at which time the investment in the Account will end. The Fee Table, including the Example below, shows the expenses that are deducted from the assets of the Account. For a description of these expenses, see "Charges". The Fee Table does not include premium taxes currently charged by certain states ranging up to 3.5%, which will be deducted and paid to the states as required.


    Annual Expenses (as a percentage of average net assets)
    Investment Advisory Fee (after expense waiver)* .          0.00%
    Expense and Expense Risk Charges (after expense waiver)*   0.00%
    Total Annual Expenses                                      0.00%

     Example

     A $1,000 investment in the Account would be subject to the expenses indicated, assuming (1) a 5% annual return and (2) redemption at the end of each time period shown:**

     1 year    3 years   5 years        10 years
       $0        $0        $0              $0

     This example should not be considered a representation of past or future expenses for the Account. Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance.


* Prior to the Transfer, Mutual Benefit Life ceased assessment of the expense and expense risk charge and assumed payment of the investment advisory fee. (See "Charges".) MBL Life has voluntarily agreed to continue with the cessation of the expense and expense risk charge and assume payment of the investment advisory fee for the one-year period beginning May 1, 1997, but reserves the right to reinstate assessment of the expense and expense risk charge and cease assumption of the investment advisory fee at the expiration of this one-year period. (See "Waiver of Charges".) If these charges had not been waived, the total expenses in 1996 would have been .77%.


**   There are no additional charges imposed upon redemption.

The Contracts

     The Contracts described in this Prospectus provide for retirement and other benefits for persons covered under plans qualified for federal income tax advantages under Section 401(a), 403(b), 408 or 457 of the Code. The Contracts are funded through the Account, the value of which will vary up or down depending upon its investment experience. At the time a Contract was issued, a group fixed annuity companion contract ("Companion Contract"), which is not described in this Prospectus, was also issued to the Contract Holder. In addition, at the option of the Contract Holder, another group variable annuity contract may also have been issued that was funded through MBL Variable Contract Account-2 ("VCA-2 Contract").

     The Contracts, Companion Contracts and VCA-2 Contracts, including any riders thereto, were issued by Mutual Benefit Life and assumptively reinsured by MBL Life. The Contracts offer variable investment accumulations. The VCA-2 Contracts offer variable accumulations, as well as annuities with underlying investments in common stocks and other equity-type securities. Fixed annuities are available through the Companion Contract.

     New Participants participating in plans qualified under
Section 408 of the Code and, for residents of New York, plans qualified under Section 403(b), are entitled to a return of their initial premium payments without cost within ten days of purchase under a ten-day revocation provision.


The Account
     The Account operates as a separate account of MBL Life. The Account was established by Mutual Benefit Life under New Jersey law in 1983. The assets and liabilities of the Account were transferred to a new separate account of MBL Life as of May 1, 1994, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. The Account is available only during the period when funds are accumulated before they are used to provide annuity benefits ("Accumulation Period"). As noted above, at retirement fixed or variable annuity benefits are available under the Companion Contract or a VCA-2 Contract, as elected under a Qualified Plan.

Investment Adviser and Principal Underwriter
     First Priority Investment Corporation ("First Priority") serves as the Account's investment adviser and principal underwriter. First Priority is a wholly-owned indirect subsidiary of MBL Life. For managing the Account's investments, First Priority receives a periodic fee based on a percentage of net assets. For a description of this fee, see "Investment Advisory Fee". First Priority is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). (See "Investment Management".) First Priority also engages in the sale of other investment company securities and financial products.

Expense Charges
     The Contract provides for an expense and expense risk charge. The Contract also provides for an investment advisory fee. There are no sales or redemption charges under the Contracts, but sales, administrative or other charges may be imposed under the Companion Contract. Premium taxes may also be imposed in certain jurisdictions. (See "Charges - Premium Taxes".)

Waiver of Charges
     Prior to the Transfer, Mutual Benefit Life ceased assessment of the expense and expense risk charge and assumed payment of the investment advisory fee. MBL Life has voluntarily agreed to continue the cessation of the expense and expense risk charge and assume payment of the investment advisory fee for the one-year period beginning May 1, 1997, but reserves the right to reinstate assessment of the expense and expense risk charge and cease assumption of payment of the advisory fee at the expiration of this one-year period.

Minimum Investment
     The minimum annual contribution for each Participant under a Contract is $240. (See "Accumulation Account - Purchase
Payments".)

Investment Objective of the Account
     The Account's objective is to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. It seeks to achieve this goal through investments in high quality short-term money market instruments.

Redemption
     At any time during the Accumulation Period, the current value of a Participant's Variable Accumulation Account under a Contract may be withdrawn, in whole or in part. For a description of redemption procedures, see "Redemptions". There is no charge or fee assessed by MBL Life for such withdrawals. A penalty and/or tax may be incurred under the Code upon withdrawal of amounts accumulated under the Contracts offered by this Prospectus, including a 10% penalty generally imposed on the taxable amount of withdrawals prior to age 59 1/2 (subject to certain exceptions). (See "Federal Income Tax Status".)

Certain Investment Risks
     The value of the Account's assets is not insured or guaranteed by the U.S. Government, nor is its yield fixed. The yields realized by the Account will generally rise or fall with short-term interest rates. (See "The Variable Contract Account -
Portfolio Turnover - Value".)


                 PERFORMANCE RELATED INFORMATION
     The Account may from time to time advertise its "yield" and "effective yield". Both yield figures are based upon the Account's past performance only and are not intended to be an indication of future performance. Set forth below is the manner in which the data contained in such advertisements will be calculated.

     The "yield" of the Account refers to the income generated by an investment in the Account over a seven-day period (which period will be stated in any advertisement). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Account is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. For an explanation of the calculation of "yield" and "effective yield", see the Account's Statement of Additional Information.

     As earlier noted, the expense and expense risk charge is not currently being assessed and MBL Life is paying the investment advisory fee. Therefore, when the Account advertises its "yield" and "effective yield", neither quotation includes any Contract charges. MBL Life has agreed to continue with the cessation of the expense risk charge and assumption of the investment advisory fee for the one-year period beginning May 1, 1997, but reserves the right after that period to reinstate assessment of the expense and expense risk charge and cease payment of the investment advisory fee. (See "Summary of Prospectus - Waiver of Charges".) Such charges and fees, if included, would reduce the "yield" and "effective yield".

     For the seven-day period ended December 31, 1996 the Account's "yield" was 4.74% and its "effective yield" was 4.86%.


                         CONDENSED FINANCIAL INFORMATION
                              FINANCIAL HIGHLIGHTS
     Selected data for each accumulation unit outstanding throughout the years indicated:


                                                     Year Ended December  31,

                                        1996      1995     1994      1993     1992     1991     1990     1989      1988    1987
Accumulation Unit Value,
    Beginning of Year                   $17.799   $16.864  $16.238   $15.772  $15.232  $14.415  $13.345  $12.328   $11.588 $11.043
Net investment income                     0.907     0.935    0.626     0.466    0.540    0.812    1.070    1.017     0.740   0.545
Net gain from investment transactions     ---       ---      ---       ---      ---      0.005    ---      ---       ---     ---
Net increase in net assets resulting
    from operations                       0.907     0.935    0.626     0.466    0.540    0.817    1.070    1.017     0.740   0.545
Accumulation Unit Value, End of Year    $18.706   $17.799  $16.864   $16.238  $15.772  $15.232  $14.415  $13.345   $12.328 $11.588
Total Return                              5.10 %    5.54 %   3.86 %    2.95 %   3.55 %   5.67 %   8.02 %   8.25 %    6.39 %  4.94 %

Ratios/Supplemental Data
Net Assets, End of Year (thousands)     $  2,000  $ 2,050  $ 2,221   $ 2,519  $ 3,266  $ 5,448  $ 3,960   $ 2,033  $ 1,141  $  773
Ratio of Expenses 1 to Average
    Net Assets                            0.00 %   0.00 %    0.00 %    0.00 %   0.00 %   0.00 %   0.00 %    0.00 %   0.03 %  0.02 %
Ratio of Net Investment Income 1 to
   Average Net Assets.                    5.0  %   5.4  %    3.8  %    2.9  %   3.5  %   6.2  %   7.6  %    7.9  %   6.6  %  4.9  %



  1    Without waiver and assumption of expenses by MBL Life, the ratio of expenses to average net assets would have been 0.77%, and the ratio of net investment income to average net assets would have been 4.2%. (See Note C of the Notes to Financial Statements.)

  FINANCIAL STATEMENTS
       Further information about the Account's performance is contained in the Account's 1996 Annual Report, which also contains the Account's audited financial statements. The Account will furnish without charge an additional copy of the Account's 1996 Annual Report upon request made to Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, Attn: MBL VARIABLE CONTRACT ACCOUNT-7, or by telephoning 1-800-435-3191.

       The financial statements for the Account (as well as the auditor's report thereon) are described in the Statement of Additional Information.

       The financial statements of MBL Life may be found in the Statement of Additional Information.



              GROUP TAX-DEFERRED ANNUITY CONTRACTS

Eligible Contract Holders
     The Contracts described by this Prospectus are designed to fund retirement and other benefits, through employers, trustees or custodians, to the following categories of Participants, and their beneficiaries:

     1. Employees covered under annuity purchase arrangements adopted pursuant to Section 403(b) of the Code by public school systems and non-profit organizations described in
     Section 501(c)(3) of the Code ("403(b) Plans"), including former employees who had been covered under other such annuity purchase arrangements and who have not withdrawn their account balances or commenced receiving their annuity benefits.

     2. Employees covered under plans maintained by partnerships and sole proprietorships which are qualified under Section 401(a) of the Code ("401(a) Plans"). These plans were commonly referred to as HR-10 Plans prior to the Tax Equity and Fiscal Responsibility Act of 1982.

     3. Employees covered under deferred compensation plans qualified under Section 457 of the Code ("457 Plans").

     4.   Individuals covered under Individual Retirement Account
     Plans qualified under Section 408 of the Code ("IRA Plans" or "408 Plans").

     The Code affords certain federal income tax advantages to employers, employees and beneficiaries covered under one or more of the above plans or arrangements. (See "Federal Income Tax
Status".)

Basic Provisions
     Net Purchase Payments made for or by Participants are invested during the Accumulation Period before retirement. "Net
Purchase Payment" means the amount of a purchase payment for a Participant, less any premium tax. (See "Premium Taxes".)

     At retirement, the current value of a Participant's Variable
Accumulation Account may be used to purchase fixed annuities under a Companion Contract, or variable annuities under a VCA-2
Contract, if currently available.

     Variable Accumulation Account. Under the Contracts, Net Purchase Payments are allocated to a Participant's Variable Accumulation Account. Amounts allocated to a Variable Accumulation Account purchase Variable Accumulation Units. The value of a Participant's Variable Accumulation Account varies up or down from day to day depending on the investment experience of the Account. No assurance of investment results can be given. The investment experience of a Participant's Variable Accumulation Account reflects the investment income and realized and unrealized capital gains and losses, if any, of the Account.

     Retirement Annuity. Whenever funds accumulated under the Contracts are to be applied to purchase a fixed rate annuity, the funds will be transferred to the Companion Contract and the annuity will be funded through MBL Life's General Account. (See "The Variable Contract Account - Legal Developments".) If a VCA-2 Contract has been issued to the Contract Holder and the Participant has elected to receive all or part of the annuity as a variable annuity, the appropriate funds will be transferred to the VCA-2 Contract and the annuity will be funded through MBL Variable Contract Account-2. (See "Annuity".)

Assumption of Expense Risk
     MBL Life assumes the expense risks under the Contracts to the extent that the charges for expenses made under the Contracts do not cover the actual expenses incurred. (See "Waiver of Charges".)

Redemption and Payment at Death
     The current value of a Participant's Variable Accumulation Account may be withdrawn, in whole or in part, at any time before his or her Annuity Commencement Date under the Contract. The Annuity Commencement Date is the first day of any month on which the Participant elects to begin receiving payments under an annuity. Withdrawals prior to retirement, however, may involve adverse tax consequences, or may be restricted. (See "Redemption" and "Federal Income Tax Status".)

     If a Participant dies before retirement, MBL Life will cancel the Participant's Variable Accumulation Account and transfer the value of such account, as of the date MBL Life receives satisfactory written notice of death, to the Companion Contract, where the proceeds will be held at the rate of interest specified in the Companion Contract until final disposition.
(See "The Variable Contract Account - Legal Developments".) However, in lieu of such transfer, upon election by the Participant's beneficiary, the beneficiary may receive the current value of the Participant's Variable Accumulation Account as of the date MBL Life receives satisfactory written notice of death. Payments will be made within seven days thereafter, subject to receipt by MBL Life of all necessary information concerning the beneficiary. (See "Payment at Death".)

Companion Contract and VCA-2 Contract
     At the time a Contract was issued, the Contract Holder was also issued a Companion Contract. A Companion Contract is a group fixed annuity contract that provides for, among other things, the purchase of fixed annuities. (See "The Variable Contract Account - Legal Developments".)

     VCA-2 Contracts were issued to Contract Holders who wished to be provided with variable annuities under the Plans. Purchase payments under a VCA-2 Contract are invested through MBL Variable Contract Account-2, an MBL Life separate account, in shares of MBL Growth Fund, Inc. ("MBL Growth"), a mutual fund with the primary investment objective of long-term appreciation of capital.

     The terms "Companion Contract" and "VCA-2 Contract", as used in this Prospectus, refer to both a previously issued Companion
Contract or VCA-2 Contract, respectively, and any contracts amended by rider as the context indicates.

     The Contracts, Companion Contracts, and VCA-2 Contracts, including any riders issued thereto, are part of MBL Life's overall tax-qualified annuity program which may be utilized by the Plans. This Prospectus does not furnish detailed information as to the Companion Contract, VCA-2 Contract or any riders thereto, MBL Variable Contract Account-2 or MBL Growth. The charges and benefits under the Companion Contract and the VCA-2 Contract are specified in those contracts. Prospectuses for MBL Variable Contract Account-2, including the VCA-2 Contract, and MBL Growth are available upon request made to Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, Attn: MBL VARIABLE CONTRACT ACCOUNT-2.

                  THE VARIABLE CONTRACT ACCOUNT

Organization
     The Account is registered with the Securities and Exchange Commission ("SEC") as an open-end, diversified management investment company under the 1940 Act. Registration under the 1940 Act involves regulation by the SEC, but does not involve supervision or management of investment practices or policies of either the Account or MBL Life, the sponsoring insurance company. The Account was originally established by Mutual Benefit Life in 1983 under New Jersey law pursuant to a resolution of the Board of Directors of Mutual Benefit Life. The assets and liabilities of the Account were transferred to a separate account of MBL Life as of May 1, 1994 pursuant to a resolution of the Board of Directors of MBL Life.

     MBL Life is a New Jersey stock life insurance company incorporated in 1972, with its principal office at 520 Broad Street, Newark, New Jersey. Its stock is held by a Stock Trust, with the New Jersey Commissioner of Banking and Insurance as Trustee, pursuant to the Rehabilitation Plan of Mutual Benefit Life, MBL Life's former parent.

Legal Developments
     As noted above, the Account was originally a separate account of Mutual Benefit Life. On July 16, 1991, the Superior Court of New Jersey ("Court") entered an Order ("Order") appointing the Commissioner of Insurance of the State of New Jersey as Rehabilitator of Mutual Benefit Life, thereby granting the Rehabilitator immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including those of the Account.

     In view of the terms and conditions of the Order, on July 16, 1991, Mutual Benefit Life, on behalf of the Account, immediately ceased acceptance of applications for new Contracts and additional purchase payments under existing Contracts. The cessation of additional purchase payments continued from July 16, 1991 until April 23, 1996. Because the Account was a separate account of Mutual Benefit Life, the assets and liabilities of the Account were maintained separate and apart from Mutual Benefit Life's general account assets and liabilities. Transfers to VCA-2 Contracts were temporarily suspended. Transfers from the Account to the Companion Contract were temporarily prohibited and withdrawals from the Companion Contract were restricted during the Rehabilitation Period, which is to terminate no later than December 31, 1999. Death Benefit payments continued to be made to the beneficiaries.

     A Rehabilitation Plan confirmed by the Court in January 1994, stipulated that the assets and liabilities of the Account would be transferred from Mutual Benefit Life to a separate account of MBL Life. The Transfer was effected pursuant to an assumption reinsurance transaction on May 1, 1994. Under the Rehabilitation Plan, MBL Life assumed substantially all of the business, assets and liabilities of Mutual Benefit Life. MBL Life will operate under, and is governed, by the terms and conditions of the Rehabilitation Plan until the termination of the Rehabilitation Period, not later than December 31, 1999. While the Rehabilitation Plan was developed based on the Rehabilitator's best estimates, no assurances can be provided that the Rehabilitation Plan will ultimately be successful. For more information see the financial statements of MBL Life contained in the Statement of Additional Information.

     As of May 1, 1994, all of the issued and outstanding shares of MBL Life were placed in a Stock Trust which is to terminate at the end of the Rehabilitation Period. The Commissioner of Banking and Insurance was appointed Trustee of the Stock Trust. Pursuant to a settlement agreement, an Order was issued on January 9, 1997 ending all Plan-related litigation, and awarding 30% of the value of the Trust at its termination to eligible MBL Life policyholders, and 70% to the Class Four Creditors (as defined in the Plan) of Mutual Benefit Life.

     MBL Life reserves all rights regarding the use of its name, or any part of its name, including the right to withdraw its use by the Account or to grant its use to any other investment company or entity.

Assets
     While the Account is an asset of MBL Life, it is held separately from all other assets of MBL Life and may not be charged with liabilities arising out of any other business of MBL Life. The Contracts provide that any income, gains or losses from the Account's investment operations shall be credited to or charged against the Account without regard to any other income, gains or losses of MBL Life. The obligations arising under the Contracts are not obligations of MBL Life during the Accumulation Period.

     As of March 31, 1997, Participants under the Long Island Jewish Medical Center 403(b) Plan, New Hyde Park, New York, the largest Contract Holder of the Account, owned 43.86% of the outstanding Variable Accumulation Units of the Account; Participants under the New York Hospital 403(b) Plan, New York, New York owned 11.54% of the outstanding Variable Accumulation Units of the Account.

Investment Objective and Policies
     The Account offers Participants the opportunity to provide for retirement and other benefits available under the Contracts through pooled investments in short-term debt instruments normally available in denominations of $100,000 or more. These securities, or "money market" instruments, will be the Account's only investments. The Account's objective, which may not be changed without the approval of a majority of Contract Holders, is to provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. The Account will seek to achieve its objective through investments in the securities and repurchase agreements relating thereto, described below, all of which will be U.S. dollar denominated obligations. All investments will have remaining maturities of 397 days or less ("Eligible Securities") with a dollar-weighted average maturity not exceeding 90 days. The Account will limit its investments to securities that are determined to have
"minimal credit risks" and that are "Eligible Securities".   They
are rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO's") (or by the only NRSRO that has rated the security), or, if unrated, are of comparable investment quality. The Account will not invest more than five percent of its assets in Eligible Securities which are not rated in the highest short-term rating category by at least two NRSRO's (or by the only NRSRO that has rated the instrument), or comparable unrated securities ("Second Level Securities").

     U.S. Government Securities. The Account may purchase obligations issued or guaranteed as to principal and interest by the United States Government, or its agencies or instrumentalities. Direct obligations of the United States Government include Treasury Bills, Treasury Notes and Treasury Bonds, and are backed by the full faith and credit of the United States Government.

     The Account may purchase securities of agencies and instrumentalities of the United States Government, such as the Federal Housing Administration, Government National Mortgage Association, General Services Administration, Tennessee Valley Authority, Federal Home Loan Banks, Federal Land Banks and the United States Postal Service. Some of the securities are backed by the full faith and credit of the United States Government or guaranteed by the United States Treasury. Obligations of some of the agencies and instrumentalities are only supported by the issuing agency's or instrumentality's credit or right to borrow from the United States Treasury. The latter may be no guarantee against default.

     Bank Obligations. The Account may purchase certificates of deposit, banker's acceptances and other obligations of U.S. banks which have total assets of $1 billion or more and capital surplus and undivided profits of at least $100 million as of the date of their most recently published financial statements, including foreign branches of U.S. banks.

     Normally these banks will be members of the Federal Reserve
System and the Federal Deposit Insurance Corporation, but this is not an investment requirement.

     Savings and Loan Obligations. The Account may invest in negotiable certificates of deposit and other short-term obligations of savings and loan associations which have total assets in excess of $1 billion and are insured by the Federal Deposit Insurance Corporation.

     Commercial Paper. The Account may invest in commercial paper obligations which may include variable amount master demand notes. These notes permit the investment of fluctuating amounts by the Account at varying rates of interest pursuant to direct arrangements between the Account, as lender, and the borrower. Daily changes in the amounts borrowed are permitted and the Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower, typically a large industrial or finance company which also issues commercial paper, may repay up to the full amount of the note at any time without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. Accordingly, the receipt of payment by the Account is dependent on the ability of the borrower to pay principal and interest on demand. It is not expected that the notes will be backed by bank letters of credit.

     The Account's investment adviser will value any master demand notes held by the Account, taking into consideration such factors as earning power, cash flow and other liquidity ratios of the issuer.

     Other Corporate Debt Securities. The Account may purchase other non-convertible corporate obligations, including bonds and debentures, which at the time of purchase have less than 397 days remaining to maturity.

     Repurchase Agreements. These involve the purchase of government securities with the concurrent agreement by the seller, a bank or securities dealer, to repurchase the securities at an agreed upon price and date.

     The repurchase price exceeds the cost of the securities subject to the agreement, thereby providing a determinable yield for the holding period. Repurchase agreements are short-term investments, usually one week or less. They are fully collateralized by the purchased securities and are considered loans under the 1940 Act. During the term of a repurchase agreement, the seller will be required to provide such additional collateral as is necessary to maintain the value of all the collateral under a repurchase agreement at a level at least equal to the repurchase price. The Account will make payment for such securities only upon delivery or evidence of book entry transfer to the Custodian. If the seller defaults, the Account might incur a loss if the value of the collateral securing the repurchase agreement declines. It might also incur disposition costs in connection with the liquidation of the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Account may be delayed or limited. In no event will the Account enter into a repurchase agreement having a repurchase date more than 397 days after the date of acquisition.
Repurchase agreements afford an opportunity for the Account to earn a higher return on temporarily available cash than would otherwise be the case.

     Reverse Repurchase Agreements. The Account may invest in reverse repurchase agreements, which involve the sale of any of the securities held by the Account (except master demand notes), with an agreement to repurchase at an agreed upon price, date, and interest payment.

     Reverse repurchase agreements are considered borrowing under the 1940 Act and may represent a form of leveraging. The Account will use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with or prior to the expiration of the reverse repurchase agreement.

     The Account may utilize reverse repurchase agreements only if the interest income to be earned from the investment of proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. Reverse repurchase agreements will only be entered into with a bank or securities dealer, and only under circumstances where the repurchase is not more than 397 days after the date the repurchase agreement is entered into.

Portfolio Turnover-Value
     Although it is not the Account's objective to make investments for capital growth, it may engage in some short-term trading to take advantage of market fluctuations and may sell any portfolio investment before it matures to protect principal, improve liquidity or enhance yield.

     The value of the Account's portfolio will vary inversely to changes in prevailing interest rates. If interest rates increase after the purchase of a security, its value normally will decline. Conversely, a drop in interest rates normally will result in an increase in the security's value. These changes, however, will not generally result in gains or losses for the Account since it intends to hold its investments to maturity when the entire principal and accrued interest is due.

Certain Investment Risks
     The value of the Account's assets is not insured or guaranteed by the U.S. Government, nor is its yield fixed. Interest rates on money market securities fluctuate in response to various economic factors and, similarly, the yields realized by the Account will generally rise or fall with short-term rates. Although the Account's investments are regarded as high quality instruments, many are not guaranteed by any government and some present special risks such as in the case of obligations of foreign branches of U.S. banks. The obligations of foreign branches of U.S. banks involve risk considerations different from those associated with U.S. domestic banks. These include foreign economic and political developments, foreign governmental restrictions which may adversely affect payment of principal and interest on the obligations, expropriation, limitations on removal of funds, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch.

Investment Restrictions
     The Account is subject to certain investment restrictions which are considered fundamental policies and, unlike the other investment policies described herein, cannot be changed without approval of the holders of a majority (as defined in the 1940
Act) of the outstanding units in the Account. Among other restrictions, the Account will not enter into repurchase agreements if, as a result thereof, more than 10% of the Account's total assets would be subject to repurchase agreements maturing in more than seven days. The Account also will not enter into reverse repurchase agreements if the Account's obligations would be greater than 20% of the Account's total assets. The Account may mortgage, pledge or hypothecate its assets only in limited circumstances and never in excess of 5% of its total assets taken at cost. The Account will also not hold more than 10% of any class of securities of any one issuer nor invest more than 25% of the value of the Account's total assets in securities of any one industry except that these limitations will not apply with respect to investments in obligations issued or guaranteed by the United States Government, but do apply to investments in securities of agencies and instrumentalities of the United States Government which are only supported by their own credit or right to borrow from the United States Treasury. The Account's investment restrictions are described in full in the Statement of Additional Information, under "Investment Restrictions".

                             CHARGES
Expense and Expense Risk Charges

     Prior to the Transfer, Mutual Benefit Life ceased assessment of the expense and expense risk charge. MBL Life has voluntarily agreed to continue with the cessation of the expense and expense risk charge, but reserves the right to reinstate assessment of the expense and expense risk charge. Absent the waiver of the expense and expense risk charge, a charge, payable to MBL Life, at the annual rate of 0.35% would be made daily against the Account's assets for expenses and 0.02% for the expense risk assumed by MBL Life. Expenses include the costs attributable to the establishment, maintenance and operation of the Account, other than investment advisory fees and any brokerage commissions or fees relating to securities transactions, which are paid by the Account. Expense risk means the contingency that expenses will be greater than the 0.35% expense charge. This charge may not be changed, except as described in "Other Contract Provisions
- Changes in Contract". Because these charges would be imposed as a percentage of assets, administrative charges under larger contracts may be greater than actual expenses under those contracts and larger contracts may subsidize smaller contracts.

Investment Advisory Fee
     Prior to the Transfer, Mutual Benefit Life assumed payment of the investment advisory fee. MBL Life will continue to assume payment of the fee for additional one-year periods, but reserves the right to cease assumption of payment of the investment advisory fee at the expiration of any one-year period. Absent MBL Life's payment of the advisory fee, for the investment advisory services of First Priority, described in "Investment Management", the Account would pay a periodic fee at the annual rate of .40% of the first $300,000,000 of the Account's average daily net assets, .35% of the next $400,000,000 of the Account's average daily net assets and .30% of the Account's average daily net assets in excess of $700,000,000. For a discussion of how the fee is calculated, see the Account's Statement of Additional Information, under "Investment Advisory and Other Services".

Other Charges
     Currently, no charges are made against the Account for MBL Life's federal income taxes, or provisions for such taxes, that may be attributable to the Account. MBL Life may charge the Account for its portion of any income tax charged to MBL Life on the Account or its assets. Under present laws, MBL Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, MBL Life may decide to make charges for such taxes, or provisions for such taxes, against the Account. Any charges made against the Account could have an adverse effect on the investment experience of the Account.

Premium Taxes
     Premium taxes, ranging up to 3.5%, are currently levied by
certain states.   If premium taxes are incurred by the Account, a
charge for the amount of those taxes will be made when the taxes are incurred.

                      ACCUMULATION ACCOUNT
Purchase Payments
     The Contracts offer flexible purchase payment arrangements which may be tailored for individual plans as follows:

     Frequency.  Purchase payments may be made for active
Participants whenever desired, except not more frequently than every two weeks.

     Amount. Under 401(a), 403(b), 408 or 457 Plans, the annuity purchase agreement or salary reduction agreement between each Participant and his or her employer, must specify that contributions on the Participant's behalf to all Contracts will be at least $240 during each year under the Plan.

     Continuity. Purchase payments for a Participant may be discontinued at any time, without any effect on the Participant's rights under the Contract. Purchase payments may be resumed at a later date at no additional charge, and will again be subject to the minimum of $240 per year per participant.

Variable Accumulation Account
     Net Purchase Payments are allocated to a Participant's
Variable Accumulation Account under the Contract and are applied to purchase Variable Accumulation Units. Each Variable
Accumulation Unit represents a proportionate interest in the assets of the Account.

     The number of Variable Accumulation Units purchased is equal to each Net Purchase Payment, divided by the current dollar value of a Variable Accumulation Unit. The Variable Accumulation Unit is calculated as of the end of each Valuation Date, which is a day when the New York Stock Exchange is open for trading. For any Valuation Date, the Variable Accumulation Unit value is equal to the value for the preceding Valuation Date multiplied by the Net Investment Factor for the current Valuation Date. For any day which is not a Valuation Date, the Variable Accumulation Unit value is equal to the value for the following Valuation Date.
The Variable Accumulation Unit value is affected by the investment experience of the Account and the deduction of charges and may vary either up or down each Valuation Date.

     The Net Investment Factor for any Valuation Date is equal to
(1) the net value of the Account determined as of the close of regular trading on the New York Stock Exchange on that date (exclusive of any purchase payments or redemptions on such date), less a deduction no greater than an effective annual rate of 0.37% for the expense and expense risk charges (currently, no deduction is being made) and less a deduction at a maximum rate no greater than .40% for the investment management charge (currently, no deduction is being made), and less a deduction for federal tax attributable to the maintenance and operation of the Account (currently, no such federal tax is payable); divided by
(2) the value of the Account determined as of such close on the preceding Valuation Date. For a hypothetical example illustrating the computation of the Variable Accumulation Unit value and the Net Investment Factor, see the Account's Statement of Additional Information.

     The Account's portfolio securities are valued as follows:
Investments in short-term securities which mature in 60 days or less are valued under the amortized cost method of valuation. Under this method, securities are initially valued at cost on their acquisition date (or the date on which they first have a maturity of 60 days or less), and their subsequent value is based on such initial value, assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of any subsequent minor fluctuations in the market value of the security. Short-term securities which mature in more than 60 days are valued at market values, based on quoted bid and asked prices or yield equivalent.

     Each Net Purchase Payment (after the first) is invested in Variable Accumulation Units at the value next determined after receipt of the payment by MBL Life. Thereafter, the Variable Accumulation Units credited under a Contract will vary up or down in value, depending on the value of the assets held by the Account which is affected by investment performance, expenses and charges.

Transfers Between Contracts

     A Participant may transfer between the Variable Accumulation Account and the VCA-2 Contract, on proper written request to MBL Life. During any Contract Year a Participant may transfer, once a quarter, from the Account to the VCA-2 Contract. Until the termination of the Rehabilitation Period, no later than December 31, 1999, transfers between the Variable Accumulation Account, and the Companion Contract, may be subject to restrictions imposed by the Companion Contract. (See "The Variable Contract Account - Legal Developments".)

     The Variable Accumulation Account values will also be transferred to the Companion Contract upon the death of a Participant (see "Accumulation Account - Payment at Death"), or if a Qualified Plan fails to qualify under the Code. (See "Other
Contract Provisions - Failure of Plan to Qualify".)

     A request to transfer from a Participant's Variable Accumulation Account under a Contract to a VCA-2 Contract is treated as a request to transfer the entire Variable Accumulation Account if the total value remaining in the Contract after the transfer would otherwise be less than $240 or if the amount specified to be transferred exceeds the value of the Variable Accumulation Account.

     No transfer may be made within 15 days of a Participant's
Annuity Commencement Date. The amount of each transfer must be at least $240.

     Transfers from the VCA-2 Contract to the Contract described in this Prospectus will be subject to the transfer provisions contained in such other contract, including any limitations or charges contained in that contract.

     Transfers may be made only on a Valuation Date as defined in
this Prospectus.   All transfers will be based on the Variable
Accumulation Unit value calculated on the effective date of the transfer. MBL Life will send Participants written confirmation of all transfers when they are effected.

Redemption
     The current value of a Participant's Variable Accumulation Account may be withdrawn, in whole or in part, or transferred to another tax-qualified investment vehicle, at any time before his or her Annuity Commencement Date under the Contract. However, under 401, 403(b) and 457 Plans, the redemption right may be restricted in accordance with the Plan. Any partial withdrawal must amount to at least $240. Certain plans may require forfeiture of non-vested employer contributions, and may also provide that certain contributions may not be redeemed until the occurrence of a specified event, such as attainment of age 59 1/2. The terms of the Plan should be reviewed to determine if contributions are so restricted.

     Redemption is effected by redeeming a sufficient number of Variable Accumulation Units in the Variable Accumulation Account to pay the amount requested in cash. The number of units redeemed in the Variable Accumulation Account is based on their value next determined after receipt of a proper written request by MBL Life.

     A request for partial redemption of a Participant's Variable Accumulation Account under the Contract is treated as a request for complete redemption if the total remaining value of the Variable Accumulation Account would otherwise be less than $240 or if the redemption request is for an amount which exceeds the value of such account.

     In this event, the Participant's Variable Accumulation Account may be reduced by deducting any applicable administration charge otherwise deducted at the end of the year and the remaining value of the Variable Accumulation Account is paid to the Participant (or, in the case of a transfer, to the financial institution designated by the Participant) less any federal taxes withheld. (See "Federal Income Tax Status - Withholding".)
After complete redemption by a Participant, no further purchase payments may be made for the Participant without the consent of MBL Life.

     Payment of the amount redeemed is made within seven days after receipt of the request, unless (1) the New York Stock Exchange is closed (for reasons other than holidays and weekends), or trading on the New York Stock Exchange is restricted, (2) an emergency exists, as determined by the SEC, so that valuation of the assets of the Account, or redemption of the securities held by the Account, is not practicable, or (3) the SEC permits postponement by order.

     Redemption may adversely affect tax benefits otherwise available under the Code. (See "Federal Income Tax Status".) Under 403(b) Plans current restrictions imposed by the Code limit withdrawals. (See "Federal Income Tax Status - 403(b) Plans".)

Payment at Death
     If a Participant dies before the Annuity Commencement Date, a death benefit is payable to the beneficiary. The death benefit is equal to the greater of (1) the current value of the participant's Variable Accumulation Account (determined as of the date MBL Life receives due proof of death), or (2) the full amount of all purchase payments less all transfers and redemptions made for the Participant. The death benefit may be paid in one of several ways. The beneficiary may instruct MBL Life to pay the amount in a single sum. If the beneficiary is a spouse of the Participant, the variable Accumulation Account may be continued; however, no purchase payments may be made. [In
either case, the request must be in writing.]   The Contracts
require the beneficiary to make the written request within 90 days of the Participant's death.

     In general, the rights of beneficiaries are subject to the same conditions as corresponding rights of Participants. In addition, the rights of a beneficiary may be subject to restrictions imposed by the Participant in designating his or her beneficiary.

                             ANNUITY
Annuity Commencement Date

     A Participant covered under an annuity purchase agreement adopted pursuant to Section 403(b) of the Code may elect an Annuity Commencement Date under the Contracts, which, as discussed above, will be the first day of any month on which the Participant elects to begin receiving payments under an annuity. In no event may a Participant's Annuity Commencement Date be later than the date under which distributions must begin under the Code. The Code generally requires distributions to begin no later than the later of (1) the calendar year in which a Participant attains age 70 1/2, or (2) retires from such employment. The Code precludes distributions attributable to certain elective purchase payments prior to attainment of age 59 1/2, separation from service, death, disability or financial hardship, and prohibits the distribution of income attributable to elective contributions in the case of financial hardship. The selection of an Annuity Commencement Date must be made in writing, on a form furnished by MBL Life, and received in MBL Life's Home Office at least 15 days in advance of the Annuity Commencement Date.

     Five-percent owners continue to be subject to the rule that distributions must begin by April 1 of the calendar year following the year the individual attains age 70 1/2.

     An elected retirement date under other Qualified Plans, which generally must be no later than April 1 following the calendar year in which a Participant attains the age of 70 1/2, is the Participant's Annuity Commencement Date.

Purchase of Annuity
     On a Participant's normal or optional Annuity Commencement Date, the value of the Variable Accumulation Account, less any applicable premium tax, may be applied to purchase a fixed annuity and, if a VCA-2 Contract has been issued to the Contract Holder, a variable annuity. In such event, the full value of the Participant's Variable Accumulation Account will be transferred in the appropriate amounts to the Companion Contract and/or VCA-2 Contract. The amounts transferred will be as elected by the Participant, in order to achieve the desired balance between the fixed and variable annuities. The fixed annuity will then be purchased under the Companion Contract, and the variable annuity will be purchased under the VCA-2 Contract.

                         GENERAL RIGHTS
Voting Rights
     All Contract Holders have voting rights with respect to the Account. The number of votes attributed to each Contract Holder is equal to the number of Variable Accumulation Units in the Account under the Contract. Fractional votes are counted. Participants may have the right to instruct Contract Holders as to casting votes with respect to their Variable Accumulation Accounts arising from their own purchase payments under 401, 403(b), IRA, or 457 Plans, as may be provided under the terms of the Plan. Votes with respect to units for which no voting instructions are received from Participants are voted by the Contract Holder on each matter in the same proportion as those units for which voting instructions are received. MBL Life votes its units on each matter in the same proportion as such units are voted by Contract Holders.

     At a Special Meeting of Contract Holders held on April 12, 1995, the Contract Holders voted to elect the five Committee Members; ratify the appointment of Coopers & Lybrand L.L.P., as the Account's independent accountants; approve the continuance of the Account's investment advisory agreement with First Priority; and approve the continuance of the Account's Service Agreement among the Account, First Priority and MBL Life.

     The Account is not required to hold regular annual Contract Holder meetings and, in the normal course, does not expect to hold such meetings. The Account is, however, required to hold Contract Holder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives and restrictions; and
(3) filling vacancies in the membership of the Management Committee of the Account ("Committee") in the event that less than a majority of the Committee members were elected by Contract Holders. In addition, holders of record of not less than two-thirds of the outstanding Accumulation Units of the Account may remove a Committee Member from office by a vote cast in person or by proxy at a Contract Holder meeting called for that purpose at the request of holders of 10% or more of the outstanding Accumulation Units of the Account. The Account has the obligation to assist in such Contract Holder communications. Except as set forth above, Committee Members will continue in office and may appoint successor Committee Members.

Confirmation of Transactions and Account Statements
     Within five business days after the end of each calendar quarter a quarterly statement will be sent to each Participant under the Contract detailing all activity in the Participant's Variable Accumulation Account for the previous quarter, including any purchase payments, redemptions and transfers; the dates of each such transaction; the amounts allocated to the Variable Accumulation Account; the administration charges deducted, if any, and the total Variable Accumulation Account value at the end of the period. The quarterly statement for each Participant will show as of a specified date (1) the number of Variable Accumulation Units in his or her Variable Accumulation Account under the Contract and (2) the Variable Accumulation Unit value.

     New Participants will be sent a confirmation upon receipt of their first purchase payment, and quarterly statements thereafter.

     In some cases confirmations may be sent more frequently than quarterly.

Reports
     MBL Life will furnish each Participant with semi-annual reports showing the financial position of the Account and a schedule of the investments held by the Account.

457 Plan Participants

     The rights and benefits of Participants in a 457 Plan differ from those of Participants covered under Contracts issued under other circumstances. Under a 457 Plan the Contract Holder is usually the employer and the assets of such a Plan are part of the general assets of the employer, except in the case of certain governmental plans which are required to hold all deferred amounts and earnings thereon in trust for the exclusive benefit of Participants and their beneficiaries. A Participant must look exclusively to his or her employer and the employer's financial resources for any benefits to which the Participant is entitled. Accordingly all rights of Participants referred to or described in this Prospectus are vested in the Contract Holder.

                           MANAGEMENT
     The Account is managed by a Management Committee in accordance with the Rules and Regulations adopted by the Management Committee. The names and addresses of the Chairman, Members, and Officers of the Management Committee together with a brief description of their principal occupations during the past five years are found in the Account's Statement of Additional Information, "Management of the Account".

                      INVESTMENT MANAGEMENT

     The Investment Advisory Agreement between the Account and First Priority was last approved by the Management Committee on February 13, 1997, and approved by Contract Holders on April 12, 1995. Under the Investment Advisory Agreement with the Account, First Priority provides the Account with investment advisory and management services and, subject to the authority of the Management Committee, is responsible for overall management of the Account's business affairs. Under a separate Service Agreement among the Account, First Priority and MBL Life, last approved by the Management Committee on February 13, 1997, and approved by Contract Holders on April 12, 1995, MBL Life provides First Priority with certain facilities required for performance of its duties under the Investment Advisory Agreement.

     First Priority was incorporated in 1993 under the laws of the State of New Jersey. It is a registered investment adviser under the Advisers Act, a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. First Priority serves as investment adviser for MAP-Government Fund, Inc., a money-market mutual fund sponsored by MBL Life, and also engages in the sale of other investment company securities and other financial products.

     A description of the services provided by First Priority pursuant to the Investment Advisory Agreement, and a discussion of the Service Agreement, appear in the Account's Statement of Additional Information, "Investment Advisory and Other Services".


                    FEDERAL INCOME TAX STATUS

Introduction
     The following discussion is a general discussion of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon MBL Life's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

     The Contract may be used on a non-tax qualified basis ("Non-Qualified Contract") or used in connection with certain retirement arrangements entitled to special income tax treatment under Section 401(a), 403(b), 408(b) or 457 of the Code
("Qualified Contracts").

Taxation of MBL Life
     MBL Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Account is not an entity separate from the Company, and its operation forms a part of MBL Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, MBL Life believes that the Account's investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

     Accordingly, MBL Life does not anticipate that it will incur any federal income tax liability attributable to the Separate Account and, therefore, MBL Life does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in MBL Life being taxed on income or gains attributable to the Account, then MBL Life may impose a charge against the Account (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

Tax Status of the Contract
     Diversification. Section 817(h) of the Code requires that with respect to certain contracts, the investments of the Account must be "adequately diversified" in accordance with Treasury Regulations in order for those Contracts to qualify as annuity contracts under federal tax law. MBL Life believes that all contracts issued in accordance with this Prospectus are pension plan contracts to which Section 817(h) is not presently applicable.

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor [i.e., the owner], rather than the insurance company, to be treated as the owner of the assets in the account". This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no guidance has been issued.

     The ownership rights under the Contract are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the Account. In addition, MBL Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. MBL Life therefore reserves the right to modify the Contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Account.

Retirement Plans
     In General. The Contract is designed for use with several types of retirement plans. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. For example, a 10% penalty generally will be imposed on the taxable amount of withdrawals prior to age 59 1/2, subject to certain exceptions.

     MBL Life makes no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Contract Holders and participants under retirement plans, as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts issued in connection with such a plan. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to the Contract Holder, the annuitant, or the beneficiary may depend on the tax status of the individual concerned. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts.
Contract Holders are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Contract Holders, participants and beneficiaries should consult their legal counsel and tax advisor regarding the use of the Contract under the retirement plan.

     Corporate Pension and Profit-Sharing and H.R. 10 Plans.
Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, the participant, or both, may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

     Section 403(b) Plans. Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludible from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes and state income taxes. Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

     Individual Retirement Annuities and Simplified Employee Pension Plans. Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account, each hereinafter referred to as an "IRA". IRAs are subject to limitations on the amount that may be contributed and deducted and the time when distributions may commerce. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA.

     Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase.

     Deferred Compensation Plans. Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. In general, for non-governmental plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

     Restrictions under Qualified Contracts. Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Taxation of Distributions
     Section 72 of the Code governs taxation of distributions from Section 401(a), 403(b) and 408 retirement plans in general. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Account Value or any portion of an interest in the retirement plan generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

     In the case of a withdrawal, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. For a Contract issued in connection with retirement plans, the "investment in the contract" will most likely be zero. Special tax rules may be available for certain withdrawals.

     Although the tax consequences may vary depending on the annuity payment elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Account Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional Annuity payments is taxable. For Variable Annuity payment, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract". For Fixed Annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity payments for the term of the payments; however, the remainder of each Annuity payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity payments is taxable. If Annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract", consult a competent tax advisor regarding deductibility of the unrecovered amount.

     Amounts may be distributed from the Contract because of the death of a retirement plan participant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as Annuity payments, as described above. Other rules relating to distributions at death apply to Qualified Contracts. You should consult your legal counsel and tax advisor regarding these rules and their impact on Qualified Contracts.

Withholding
     Retirement distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Under certain circumstances recipients are provided the opportunity to elect not to have tax withheld from distributions. Certain distributions from Section 401(a) plans and Section 403(b) annuities are subject to mandatory federal income tax withholding.

Possible Changes in Taxation
     In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities.
For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus, Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

Other Tax Consequences
     As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect MBL Life's understanding of the current law and the law may change. Federal estate and gift tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

                    OTHER CONTRACT PROVISIONS
Beneficiary
     The Participant may select a beneficiary to receive any benefit at death, and may change the beneficiary by proper written notice to MBL Life.

Non-Assignability
     The right to benefits or payments under the Contract is neither assignable nor subject to the claim of any creditor, except as may be allowed under 457 Plans.

Portability
     A Participant under a 403(b) Plan who becomes employed by a new employer which is eligible under Section 403(b) of the Code may enter into an annuity purchase agreement with the new employer, at no additional charge, so that purchase payments will be continued under the Contract by the new employer on behalf of the Participant, if the Contract so provides and if MBL Life consents.

Failure of Plan to Qualify
     If a previously issued Qualified Plan fails to qualify under the Code, MBL Life has the right, without prior notice to or consent of the Contract Holder, to transfer to the Companion Contract any amounts held in Variable Accumulation Accounts under the Contract described in this Prospectus, on the basis of equivalence as of the date of transfer. Thereafter, the Contract shall be considered terminated. Proof of qualification may be required by MBL Life.

Discontinuance
     Purchase payments under a Contract will no longer be accepted by MBL Life when any of the following events occurs:
     (1)  The Contract Holder so notifies MBL Life in writing.

     (2) MBL Life so notifies the Contract Holder in writing after an investment adviser other than First Priority is selected for the Account. Such a notice would be sent to all Contract Holders participating in the Account.

     (3) After receipt of an amendment or modification of the Plan, MBL Life gives the Contract Holder written notice that the effect of the amendment, in MBL Life's judgment based on underwriting principles then in effect, might be detrimental to MBL Life, and the Contract Holder and MBL Life are unable to reach a mutual agreement within 30 days after the written notice. If discontinuance occurs for this reason, the amendment will not be given effect under the Contract.

     Effective with any such discontinuance, no further purchase payments will be accepted by MBL Life under the Contract and no further transfers will be allowed between the Variable Accumulation Account and the VCA-2 Contract. However, MBL Life will continue to maintain the Participant's existing Variable Accumulation Accounts, unless otherwise requested, as explained below under "Transfer to New Funding Agency". Discontinuance of purchase payments will have no effect on the rights of annuitants.

Transfer to New Funding Agency
     If MBL Life ceases to accept additional purchase payments, a Contract Holder may designate a new funding agency to receive amounts to be transferred in accordance with the following paragraphs.

     With respect to a 403(b) Plan or an IRA Plan, each Participant has the right to direct MBL Life, by proper written request to cancel his or her Variable Accumulation Account and transfer its dollar value to a new funding agency. All such transfers will be made in the aggregate and valued as of a single transfer date, which will be 90 days after receipt by MBL Life of the Contract Holder's notice.

     With respect to a 401(a) or 457 Plan, the Contract Holder has the right, with respect to all Participants, to direct MBL Life, by proper written notice of the selection of a new funding agency, to cancel each Participant's Variable Accumulation Account and transfer such aggregate dollar value to the new funding agency. The value of such accounts will be determined as of the day MBL Life receives the Contract Holder's notice at its Home Office, or any later transfer date specified in the notice.

     For any Plan, the aggregate transfer payment will be paid within seven days after the transfer date.

Changes in Contract
     MBL Life has the right, subject to compliance with the applicable law, to give written notice to the Contract Holder, at least six months in advance, of a change to be effective on or after the fifth Contract anniversary in any of the charges specified in the Contract. Participants will be informed of any such change.

     Any such change which has an adverse effect on any Participant will not apply to any amount credited to Variable Accumulation Accounts before the effective date of such change, except that a change in the risk charge may apply uniformly to all Variable Accumulation Units, including those credited before the effective date of the change (but not retroactively).

     The Contract may also be changed in any other respect at any time by an agreement between the Contract Holder and MBL Life, but no such change will be made without the consent of the persons entitled to receive benefits under the Contract, unless
(1) the change will have no adverse effect on their rights with respect to the Variable Accumulation Account balance already credited, (2) the change is required to comply with a law or governmental regulation or (3) the Plan is a 457 Plan. Such persons will be informed of any such change which materially affects their rights.

Other Changes
     MBL Life reserves the right, subject to compliance with the law as currently applicable or subsequently changed, (1) to discontinue submitting certain matters for approval by persons having voting rights under the Contracts, (2) to fund additional classes of contracts through the Account, (3) to transfer assets, determined by MBL Life, to be assigned to the class of contracts to which the Contracts belong, from the Account to another separate account by withdrawing the same percentage of each investment in the Account, with appropriate adjustments to avoid odd lots and fractions, (4) to operate the Account as another form of registered investment company or unregistered entity, and
(5) to change the investment policies described in this Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Table of Contents                         Page

 General Information and History             2
 Investment Restrictions                     2
 Commercial Paper and Bond Ratings           4
 Management of the Account                   5
 Investment Advisory and Other Services      6
 Purchase and Pricing of Securities          9
 Calculation of Performance Data .          10
 Additional Information                     11
 Financial Statements                       11

                MBL VARIABLE CONTRACT ACCOUNT-7

                      previously known as
           Mutual Benefit Variable Contract Account-7
_______________________________________________________________

                     CROSS REFERENCE SHEET

      Cross reference sheet showing location in the Statement of Additional Information of information required by the Items in Part B of Form N-3.

                         Heading in Statement of
     Item Number              Additional Information


          16             Cover Page

          17             Table of Contents

          18             General Information
                            and History

          19             Investment Restrictions

          20             Management of the Account

          21             Investment Advisory and
                            Other Services

          22             Portfolio Transactions

          23             Purchase and Pricing of
                            Securities

          24             *

          25             Calculation of
                            Performance Data

          26             *

          27             Financial Statements
____________________________________________________________

  * Indicates inapplicable or negative.

                MBL VARIABLE CONTRACT ACCOUNT-7
                MBL Life Assurance Corporation

              STATEMENT OF ADDITIONAL INFORMATION

                          May 1, 1997

     This Statement of Additional Information is not a prospectus but has been incorporated by reference into, and must be read in conjunction with, the Prospectus of MBL Variable Contract Account-7 dated May 1, 1997. Terms not defined in this Statement of Additional Information shall have the same meaning given to them in the incorporated Prospectus. A copy of the Prospectus may be obtained from Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111,
Attn: MBL VARIABLE CONTRACT ACCOUNT-7, telephone number 1-800-
435-3191.


                       TABLE OF CONTENTS

                                        Cross Reference to
                              Page      Section in Prospectus

General Information and                 The Variable Contract
  History . . . . . . . . .   2         Account - Organization

Investment Restrictions . .   2         The Variable Contract
                                        Account - Investment
                                        Restrictions

Commercial Paper and Bond               The Variable Contract
  Ratings . . . . . . . . .   4         Account - Investment
                                        Objective and Policies

Management of the Account .   5         Management

Investment Advisory and
  Other Services  . . . . .   6         Investment Management
                                        Summary of Prospectus -
                                        Investment Adviser and
                                        Principal Underwriter

Purchase and Pricing of
  Securities  . . . . . . .   9         Accumulation Account -
                                        Purchase Payments

Calculation of Performance              Performance Related
  Data  . . . . . . . . . .   10        Information

Additional Information  . .   11        -----

Financial Statements  . . .   11        Condensed Financial
                                        Information

                GENERAL INFORMATION AND HISTORY

     The business history of MBL Variable Contract Account-7 (the
"Account") (previously known as Mutual Benefit Variable Contract
Account-7), and the sponsoring insurance company, MBL Life
Assurance Corporation ("MBL Life"), is described in its Prospectus.

                    INVESTMENT RESTRICTIONS

     The Account is subject to the following investment restrictions in addition to those described in the Prospectus. The following restrictions are considered fundamental policies and cannot be changed without the approval of the Contract Holders of a majority (as defined in the Investment Company Act of 1940) of the outstanding Variable Accumulation Units of the Account. The Account may not:

          1. purchase securities other than those in which the Account is authorized to invest, as set forth under "Investment Objective and Policies" in the Prospectus;

          2. borrow money in excess of 5% of its total assets taken at cost, and then only from banks as a temporary measure for extraordinary or emergency purposes, such as to facilitate redemption requests which might otherwise require untimely dispositions of portfolio securities; the Account will not borrow to increase income (leveraging), provided however, that this restriction shall not apply to reverse repurchase agreements (see Prospectus, "Investment Restrictions");

          3.   make loans, except by the purchase of
          obligations in which the Account may invest;
          provided, however, that this restriction shall not apply to repurchase agreements (see Prospectus, "Investment Restrictions");

          4.   invest more than 5% of the value of the
          Account's total assets in the securities of any one issuer;

          5. write, or invest in, put, call, straddle, or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

          6. purchase securities on margin or sell any securities short;

          7. invest more than 5% of the value of its total assets in the securities of companies having a record of less than three years continuous operations, including the operations of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the United States Government; but does apply to investments in securities of agencies and instrumentalities of the United States Government which are only supported by their own credit or right to borrow from the United States Treasury;

          8. underwrite the securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so-called "restricted securities");

          9. purchase securities which are not freely marketable, except under repurchase agreements and master demand notes;

          10. invest in real estate, real estate investment trust securities, commodities, or commodity contracts; however, the Account may buy commercial paper issued by companies which invest in real estate or interests therein;

          11.  invest in companies for the purpose of
          exercising control;

          12.  purchase equity securities, voting
          securities, or local or state government securities; or

          13. invest in securities of other investment companies; except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     With respect to Investment Restriction 4. above, the Account, as a matter of operating policy, may invest more than 5% of the value of its total assets in U.S. Government Securities and repurchase agreements that are fully collateralized by U.S. Government Securities. As a matter of operating policy, the Account will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer and (ii) 5% of the Account's total assets, when acquired, in Second Tier Securities.

New Jersey Insurance Law Requirements

     The Account limits its investments in accordance with the provisions of the New Jersey Insurance Law that govern the separate account operations of a New Jersey life insurance company.

     Investments will be made in accordance with the insurance law in effect at the time. In general, a separate account may only make investments that an insurance company's general account is permitted to make. However, an investment not otherwise eligible under these limitations may be made if, after giving effect to the investment, the total cost of such non-eligible investment does not exceed 5% of the total assets of the Account. Investments in the assets of foreign issuers may not exceed 10% of the total admitted assets of the Account. Additionally, New Jersey Insurance Law provides that securities of any one institution may not exceed 5% of the total admitted assets of the insurer including those assets of the insurer's separate accounts. An investment opportunity, therefore, may be postponed if a purchase would cause the combined holdings to exceed this 5% limit.

               COMMERCIAL PAPER and BOND RATINGS

A-1 and Prime-1 Commercial Paper Ratings

     A commercial paper rating of A-1 by Standard & Poor's implies that an issue has the following characteristics:
liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of ten years; financial strength of a parent company and the relationships which exist with the issuer; and, recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors determine whether an issuer's commercial paper is rated Prime-1, Prime-2, or Prime-3.

AA and Aa Bond Ratings

     Bonds rated AA by Standard & Poor's are judged by them to be high-grade obligations, and in the majority of instances differ only in small degrees from issues rated AAA. Bonds rated AAA are considered by Standard & Poor's to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger.


                   MANAGEMENT OF THE ACCOUNT

     The Account is managed by a Management Committee in accordance with the Rules and Regulations adopted by the Management Committee. The Chairman, Members, and Secretary of the Management Committee, together with a brief description of their principal occupations during the past five years, are as follows:

     Gordon Boyd, Member
     P.O. Box 234, Convent Station, New Jersey 07961
     Retired.

     Joseph Lindner, Jr., M.D., Member
     31 Old Fort Drive, Hilton Head Island, SC  29926
     President, J. Lindner, Inc. since 1991.

+    Jerome M. Scheckman, Member
     P.O. Box 807, Plandome, New York  11030
     Formerly Consultant and Managing Director, Salomon
     Brothers, Inc.; Member of the Corporation, Babson
     College; Member of the Auxillary Board, Mt. Sinai
     Hospital; Member of the Business Advisory Counsel,
     Alfred University.

*    David A. James, Member and Chairman
     520 Broad Street, Newark, New Jersey  07102-3111
     Senior Vice President - Securities Investments, MBL Life.

+ *  William G. Clark, Member
     520 Broad Street, Newark, New Jersey 07102-3111.
     Senior Vice President - Pension and Investment Products,
     MBL Life since 1995, prior thereto Vice President - Group
     Pension Operations; Director and President, First Priority
     Investment Corporation since 1993.

+ *  Judith C. Keilp, Secretary of the Committee
     520 Broad Street, Newark, New Jersey  07102-3111
     Counsel, MBL Life since 1993, prior thereto
     Associate Counsel, Mutual Benefit Life since
     1990; Vice President and Secretary of First Priority
     Investment Corporation since 1993.

+ *  Albert W. Leier, Assistant Secretary of the Committee
     520 Broad Street, Newark, New Jersey 07102-3184
       Vice  President,  Controller,  MBL  Life;  Director,  Vice
       President and Treasurer of First Priority Investment
       Corporation since 1993.
____________________________


+   These  persons hold similar positions with MBL  Growth  Fund,
Inc., MAP-Government Fund, Inc. and MAP-Equity Fund.

* Interested persons of the Account. Prior to May 1, 1994 each officer named above maintained a similar position and/or title with Mutual Benefit Life that he or she now holds with MBL Life.


     The Account paid no remuneration to Members who also served as officers or employees of MBL Life, Mutual Benefit Life, the investment adviser or the distributor. An annual retainer of $1,200 and a fee of $400 for every meeting attended are paid to "disinterested" Members. Aggregate compensation of such Members by the Account during 1996 is shown below. These amounts are paid from the expense charges.

                       Aggregate           Total Compensation
                       Compensation        from Account and
Name of Person,        from                Account Complex
Position               Account             Paid to Members

Gordon Boyd,           $2,400              $2,400
Committee Member

Joseph Lindner, Jr.,   $2,400              $2,400
Committee Member

Jerome M. Scheckman,   $2,400              $8,700
Committee Member


             INVESTMENT ADVISORY AND OTHER SERVICES

Advisory and Management Services

     First Priority Investment Corporation ("First Priority"), a wholly-owned indirect subsidiary of MBL Life and a New Jersey corporation incorporated in 1993, provides the Account with investment advisory and management services, including investment recommendations based on a continued study of the general economy and specific industries and companies, placement of orders for the purchase and sale of investment securities, office space, all necessary office facilities, all personnel reasonably necessary for the Account's operations and ordinary clerical services.

     In this connection First Priority has entered into a separate Service Agreement with MBL Life and the Account under which MBL Life will furnish, through its Securities Investment Division, on a cost reimbursement basis, investment advisory and other personnel, research and statistical facilities, and services required by First Priority in connection with its performance under the Investment Advisory Agreement. The Investment Advisory Agreement and Service Agreement among the Account, MBL Life and First Priority were last approved by the Account's Management Committee on February 13, 1997. These Agreements were approved by Contract Holders on April 12, 1995.

     Each Agreement will continue from year to year, provided that such continuance is approved at least annually: (a) by the vote, at a meeting, of a majority of the Management Committee members who are not parties to the Agreements or interested persons (as defined in the Investment Company Act of 1940) of such parties and (b) by the Account's Management Committee or by the vote of Contract Holders. Each Agreement may be terminated at any time by any party on written notice of not more than 60 days, nor less than 30 days, and automatically terminates in the event of assignment.

     For the investment advisory services of First Priority, the Account has agreed to pay a periodic fee at the annual rate of
 .40% of the first $300,000,000 of the Account's average daily net assets, .35% of the next $400,000,000 of the Account's average daily net assets and .30% of the Account's average daily net assets in excess of $700,000,000. Absent the assumption by MBL Life of the advisory fee, described below, the fee would be reflected in the unit value computation, accrued daily and paid quarterly.

     Prior to the Transfer, Mutual Benefit Life assumed payment of the investment advisory service fee. MBL Life will continue to assume payment of the fee for additional one-year periods, but reserves the right to cease assumption of payment of the fee at the expiration of any one-year period. The assumption of payment of this fee by MBL Life was extended again in 1997 for an additional one-year period.

     From January 1, 1994 through April 30, 1994, Green Hill Financial Service Corporation ("Green Hill"), the Account's previous investment adviser and distributor, received advisory fees from Mutual Benefit Life, pursuant to its agreement of $3,168. No reimbursement was made to Mutual Benefit Life under the Service Agreement. From May 1, 1994 through December 31, 1994, and for 1995 and 1996, First Priority received advisory fees from MBL Life, pursuant to its agreement, of $5,945, $8,536 and $8,168, respectively. No reimbursement was made to MBL Life under the Service Agreement.

Distribution Services

     First Priority is also the Account's distributor.  First
Priority is a registered broker-dealer under the Securities
Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc.

     First Priority serves as exclusive distributor of the Account under a Sales Agreement which is subject to the same annual renewal requirements and termination provisions as the Investment Advisory Agreement and Service Agreement. No new Contracts will be offered; however, additional purchase payments will be accepted under existing Contracts. First Priority will not receive fees or commissions as distributor for the Account. Brokerage commissions or fees relating to securities transactions are paid by the Account.

     The Sales Agreement was last approved on February 13, 1997 by the Members of the Account's Management Committee who are not interested persons (as defined in the Investment Company Act of 1940) of the Account or of First Priority and who have no financial interest in the operation of the Sales Agreement. The Sales Agreement will continue from year to year, provided the Management Committee, including Members who are not interested persons, approve such continuance annually.

Portfolio Transactions

     First Priority makes decisions as to buying and selling investment securities for the Account, subject to supervision by the Account's Management Committee. The Account's portfolio securities normally will be purchased on a principal basis directly from issuers, underwriters or dealers. Accordingly, minimal brokerage charges and mark-ups, if any, are expected to be paid by the Account on its portfolio transactions. Purchases from an underwriter generally include a commission or concession paid by the issuer, and transactions with dealers usually include a dealer's mark-up. During 1994, 1995, and 1996 no brokerage commissions were incurred on behalf of the Account.

     In placing orders for the purchase and sale of the Account's investment securities, First Priority seeks the best execution at the most favorable price, considering all of the circumstances. First Priority does not pay for research or other services through the use of concessions or mark-ups charged by underwriters or dealers in a principal (including riskless principal) capacity. Both the relatively low level of assets in the Account and the Account's investment objective and policies serve to limit the Account to investment in United States government securities and commercial paper with maturities of less than one year. To accomplish the necessary portfolio transactions thereby, First Priority, through its Service Agreement with MBL Life, has access to financial statements of those issuers, brokers and dealers with which the Account executes portfolio transactions. In addition, at no cost to First Priority or the Account, First Priority has access to a variety of publications which monitor the financial condition of issuers, brokers and dealers, thereby enabling a review of each individually. During the past year, no transactions occurred in which furnishing of research was a factor in the selection of dealers. No payment was allocated for any products or services providing a research or non-research function. First Priority does not "pay up" for research in principal transactions.

     Securities purchased for the portfolio of the Account are not normally made contemporaneously with purchases for other accounts managed by First Priority or MBL Life. In light of the Service Agreement among First Priority, MBL Life, and the Account, under which MBL Life furnishes, through its Securities Investment Division, investment advisory and other personnel, research and statistical facilities, and services required by First Priority in connection with its performance under the Investment Advisory Agreement, such investment advisory personnel serve as advisers to the MBL Life general account and other accounts that may or may not be registered investment companies. Securities of the same issuer may be included, from time to time, in the portfolio of the Account and the portfolios of these other entities where it is consistent with their respective investment objectives. Because of the difficulty in purchasing commercial paper in small sizes, when commercial paper is bought in large denominations for the general portfolio of MBL Life, First Priority will from time to time request the seller to issue the commercial paper in smaller denominations for the Account, but at a higher rate as if it were purchased in the larger denomination. Not all sellers provide this service. As of December 31, 1996, the Account was almost fully invested in government securities with a small amount of cash on hand to meet redemptions.

     Bankers Trust Company New Jersey Limited, 34 Exchange Place, Jersey City, New Jersey 07302, is the Custodian of the portfolio securities of the Account. Due to the nature and duration of securities purchased by Adviser for the Account, most of the securities purchased are held by the Depository Trust Company or through the Book-Entry System of the Federal Reserve Bank.

               PURCHASE AND PRICING OF SECURITIES

Purchase

     Sales of new Contracts ceased July 16, 1991. MBL Life will not resume sales of new Contracts.

     A description of the flexible purchase payment arrangements is described in the Account's Prospectus under "Accumulation
Account-Purchase Payments".

Pricing

     Net Purchase Payments are allocated to a Participant's Variable Accumulation Account under the Contract and are applied to purchase Variable Accumulation Units. The method of calculating the Variable Accumulation Unit and the Net Investment Factor is described in the Account's Prospectus, "Accumulation Account-Variable Accumulation Account", and may be illustrated by the following hypothetical example.

     Assume that July 1st and July 2nd of some year are both valuation dates and that the value of the Account as of the close of regular trading on the New York Stock Exchange on July 1 was $2,000,000 and the Variable Accumulation Unit value was $10.291111. Also, assume that on July 2 there was investment income of $600, no realized or unrealized capital gains, and the daily charge for expenses and expense risk and investment management was $40. The Variable Accumulation Unit value for July 2nd would be determined as follows:

(a)  Account value at close of day, July 1             $2,000,000
(b)  Variable Accumulation Unit value for July 1       $10.291111
(c)  Investment Income, July 2                         $     600
(d)  Realized and unrealized capital gains, July 2     $       0
(e)  Daily accrual for expenses and expense
     risk charge and investment advisory fee **        $      40
(f)  Account value at close of day, July 2,
     excluding any new purchase payments or
     redemption (a) + (c) + (d) - (e)                  $2,000,560
(g)  Net Investment Factor (f) divided by (a)          $1.0002800
(h)  Variable Accumulation Unit value for
     July 2 (b) x (g)                                  $10.293992

The Variable Accumulation Unit is calculated as of the end of each valuation date, which is a day when the New York Stock
Exchange is open for trading.


______________________________
** Prior to the Transfer, Mutual Benefit Life ceased assessment of the expense and expense risk charge and assumed payment of the investment advisory fee. MBL Life has voluntarily continued to waive the expense and expense risk charge and to assume payment of the investment advisory fee for an additional one-year period, but reserves the right to reinstate assessment of the expense and expense risk charge and cease assumption of payment of the investment advisory fee at the expiration of such period.


                CALCULATION OF PERFORMANCE DATA

     The Account's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for a specified period. The yield is expressed as a current annualized yield and as a compounded effective yield. From time to time, it may be quoted in sales literature, advertisements and reports.

     The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Account at the beginning of the period, and dividing the difference by the value of the Account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

     The effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing Account having a balance of one Accumulation Unit of the Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Participant Accounts, and dividing the difference by the value of the Account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7] - 1;

with the resulting effective yield figure carried to at least the nearest hundredth of one percent. The effective yield assumes that any income earned by an investment is reinvested in the Account. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield and effective yield illustrated do not include an expense charge and expense risk charge at an annual rate of 0.35% and 0.02%, respectively, of the Account's assets, premium taxes of up to 3.5% in those jurisdictions which apply such a tax, and an investment advisory fee at the annual rate of .40% of the first $300,000,000 of the Account's average daily net assets,
 .35% of the next $400,000,000 of the Account's average daily net assets and .30% of the Account's average daily net assets in excess of $700,000,000. There are no sales charges or redemption charges incurred upon a partial or total redemption from the Account. Such charges and fees, if included, would reduce the yield and effective yield.

     Prior to May 1, 1994, Mutual Benefit Life ceased assessment of expense and expense risk charges against the Account's assets and assumed payment of the investment advisory fee. Since May 1, 1994, MBL Life has stated that it will continue to assume payment of the investment advisory fee for additional one-year periods, but reserves the right to reinstate the assessment of the expenses and expense risk charge and cease assumption of payment of the investment advisory fee at the expiration of any waiver period.

     Although the calculation of yield does not recognize any realized or unrealized gains or losses on the Account's investments, the dividends paid during a period will include any realized gains or losses and, therefore, may not be the same on an annualized basis as the yield. (See the Prospectus, "Performance Related Information".)

     For the seven-day period ended December 31, 1996, the Account's "yield" was 4.74% and its "effective yield" was 4.86%.

                     ADDITIONAL INFORMATION

     This Statement of Additional Information, and the Prospectus to which it relates, omit some information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D. C. Copies of such information may be obtained from the Commission upon payment of the prescribed fees.

                      FINANCIAL STATEMENTS

     The Account incorporates by reference from its Annual Report into this Statement of Additional Information its Audited
Financial Statements and the Report of Independent Accountants thereon contained in the 1996 Annual Report.

     The following financial statements relate to the financial position and operations of MBL Life. MBL Life's financial statements should be considered by Contract Holders only as bearing upon the ability of MBL Life to meet its obligations under the Contract.

     Copies of the Account's financial statements are mailed to each Contract Holder and Participant semiannually. The Account's annual financial statements are audited by a firm of independent accountants. The firm of Coopers & Lybrand L.L.P. has been selected to audit the Account's financial statements for the current fiscal year. The Account will furnish, without charge, an additional copy of the Account's Audited Financial Statements (including the accountants report thereon) upon request made to:
Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, Attn: MBL VARIABLE CONTRACT ACCOUNT-7, telephone number 1-800-435-3191.


	MBL LIFE ASSURANCE CORPORATION

	STATUTORY FINANCIAL STATEMENTS

	As of December 31, 1996 and 1995
	and for the years then ended

MBL LIFE ASSURANCE CORPORATION

INDEX
As of December 31, 1996 and 1995 and for the years then ended



				    Page(s)

Report of Independent Accountants       2-3

Statutory Financial Statements:
  Statement of Admitted Assets, Liabilities and Surplus   4

  Statement of Operations   5

  Statement of Changes in Surplus   6

  Statement of Cash Flows   7

Notes to Statutory Financial Statements   8-36

Supplemental Schedule:
 Schedule of Assets and Liabilities for the year ended December 31, 1996 37-39

Report of Independent Accountants

To the Board of Directors of
MBL Life Assurance Corporation:

We have audited the accompanying statutory statement of admitted assets, liabilities and surplus of MBL LIFE ASSURANCE CORPORATION (the "Company") as of December 31, 1996 and 1995 and the related statutory statements of income, changes in surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance ("statutory financial statements"), which practices differ from generally accepted accounting principles ("GAAP"). The effects on the financial statements of the variances between this basis of accounting and GAAP, which have not been determined as of the date of this report, are presumed to be material.

In our report dated February 16, 1996, we disclaimed an opinion as to whether the 1995 statutory financial statements, presented fairly, in all material respects, the financial position of MBL Life Assurance Corporation as of December 31, 1995, and the results of its operations, and its cash flows for the year then ended in conformity with GAAP. As described in Note 2 to the financial statements, auditor's reports on statutory financial statements for the years ended on or after December 31, 1996, may no longer include a disclaimer of opinion as to fair presentation in accordance with GAAP. Accordingly, our present opinion on the 1995 financial statements, as presented herein, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the second preceding paragraph, the financial statements referred to above do not present fairly, in conformity with GAAP, the financial position of MBL Life Assurance Corporation as of December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of MBL Life Assurance Corporation as of December 31, 1996 and 1995 and the results of its operations and its cash flows for the years then ended on the basis of accounting described in Note 2.

Our audits were conducted for the purpose of expressing an opinion on the statutory financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities for the year ended December 31, 1996 is presented to comply with the NAIC's Annual Statement Instructions and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

As discussed in Note 1, on May 1, 1994 the Company assumed substantially all of the business, assets and liabilities, of Mutual Benefit life Insurance Company in Rehabilitation and began operating under the terms and conditions of the Third Amended Plan of Rehabilitation of Mutual Benefit Life Insurance Company in Rehabilitation (the "Plan"). As further discussed in Note 1, the Company's management in conjunction with representatives of the New Jersey Department of Banking and Insurance, developed the Plan, which was based on actuarial, valuation and other assumptions, and reflected management's best estimates of: a) future operations; b) the nature, timing and extent of policyholders' benefits; and c) the timing and proceeds from the restructuring of assets to fund the Company's obligations. Further, as discussed in Note 14, the Superior Court of New Jersey entered an Order on January 9, 1997, effecting certain amendments to the Plan. The appeal period to the Order was open for 45 days from the date of the Order and ended on February 24, 1997.


COOPERS & LYBRAND L.L.P.
Parsippany, New Jersey
February 11, 1997, except for Note 14,
    which is dated February 24, 1997.



MBL LIFE ASSURANCE CORPORATION
Statutory Statement of Admitted Assets, Liabilities and Surplus

As of December 31 1996 and 1995
(in thousands)

ADMITTED ASSETS:                            1996                    1995

Bonds                                  $    5,619,889     $    4,025,613

Stocks:
Preferred                                          27              1,059
Common                                        162,123            246,307
                                   					      -------            -------
					                                         162,150            247,366

Mortgage loans on real estate                 379,419          1,262,465

Real estate owned                             208,291            352,093

Policy loans                                4,877,528          4,961,122

Other invested assets                          49,577             67,395

Short-term investments                         30,785             41,154

Cash                                           11,089              8,372
		                                   			   ----------         ----------
Cash and invested assets                   11,338,728         10,965,580
                                   					   ----------         ----------


Investment income due and accrued             368,977            381,074

Federal income tax recoverable                 10,547             13,192

Other assets                                   22,511             28,993

Separate account assets:
Industry Separate Account                   2,221,408          2,160,347
Net equity in Special Purpose Asset Vehicle   140,009            378,047
Reaffirmed Separate Accounts                  262,820            237,191
					                                      ----------          ---------
Total Separate account assets               2,624,237          2,775,585
                                   					   ----------          ---------
Total admitted assets                  $   14,365,000     $   14,164,424
				                                   --------------     --------------
				                                   --------------     --------------

LIABILITIES AND SURPLUS:                    1996                    1995

Policy and contract liabilities:
Life and annuity reserves              $   10,925,068     $   10,968,478
Accident and health reserves                  119,332            107,866
Policyholders' funds left on deposit          131,292            137,257
Dividends payable in following year             8,034              6,563
Policy and contract claims                     52,308             42,516
Other                                          47,811             39,314
				                                   	   ----------         ----------
					                                      11,283,845         11,301,994
					                                      ----------         ----------
General liabilities:
Expenses, commissions and taxes                24,518             17,854
Asset valuation reserve                        93,295            151,300
Interest maintenance reserve                    1,950                  0
Other                                         187,239            172,570
					                                         -------            -------
				                                   	      307,002            341,724
		                                   			      -------            -------
Separate account liabilities:
Industry separate account                   2,221,408          2,160,347
Reaffirmed separate accounts                  251,846            228,160
                                   					    ---------          ---------
Total Separate account liabilities          2,473,254          2,388,507
				                                   	    ---------          ---------
Total liabilities                          14,064,101         14,032,225
	                                   				   ----------         ----------
Surplus:
Common stock, par value $100 per share;
20,000 shares
authorized and issued                          2,000               2,000
Paid-in and contributed surplus               21,448              21,448
Unassigned surplus                           277,453             108,753
				                                   	     -------             -------
				                                   	     300,901             132,201
Less treasury stock, at cost (7 shares)           (2)                 (2)
				                                   	     -------             -------
Total surplus                                300,899             132,199
					                                        -------             -------
Total liabilities and surplus        $    14,365,000     $    14,164,424
	                                   				  ----------          ----------
	                                   				  ----------          ----------

The accompany notes are an integrall part of these statutory finanical statements.


MBL LIFE ASSURANCE CORPORATION

Statutory Statement of Operations
For the years ended December 31, 1996 and 1995
(in thousands)


                                   					       1996                  1995

Premiums and annuity considerations         $   1,240,049      $  1,778,079
Considerations for supplementary contracts          9,722            41,346
Investment income, net of investment expenses
   of $116,611 and $115,056                       930,697           958,376
Commissions and expense allowances on
   reinsurance ceded, net of
   reserve adjustment of $2,359 and $733               78             7,201
Amortization of interest maintenance reserve         (783)           (3,773)
Net (loss) from operations from Separate
   Accounts statements                            (24,957)                0
Miscellaneous income                               17,959            28,826
					                                          	---------         ---------
Total revenue                                   2,172,765         2,810,055
		                                          				---------         ---------

Benefits paid or provided:
Death benefits                                    249,906           221,878
Annuity benefits                                   36,403            36,762
Disability and A&H benefits                        15,443            11,685
Surrender benefits                              1,105,157           727,702
Increase (decrease) in policy and
   contract liabilities                           (37,908)          572,287
Payments on supplementary contracts                25,280            75,398
Other benefits                                      6,947             7,066
                                          						---------         ---------
			                                          			1,401,228         1,652,778
		                                          				---------         ---------

Expenses:
Commissions on premiums and annuity
   considerations                                   8,383             8,892
Commissions and expense allowances on
   reinsurance assumed                             72,924            86,433
General insurance expenses                         60,023            44,653
Insurance taxes, licenses and fees                  5,641             7,542
Increase in loading, net                              193                 2
Net transfers from Separate Accounts             (110,005)          (96,862)
Other expenses                                     19,593             4,432
                                          						---------         ---------
					                                          	   56,752            55,092
	                                          					---------         ---------
Total benefits and expenses                     1,457,980         1,707,870
	                                          					---------         ---------
Income before dividends, taxes and net
  realized  capital losses                        714,785         1,102,185


Dividends to policyholders                       (641,738)         (895,833)
	                                          					 --------         ---------
Income after dividends and before taxes and
net realized capital losses                        73,047           206,352

Federal income tax expense                        (14,967)          (41,058)
						                                            -------          --------
Income after dividends and taxes, before net
   realized capital losses                         58,080           165,294
	                                          					  -------          --------
Net realized capital losses, net of tax
   of $5,054 and $6,262                           (27,224)          (64,267)
			                                          			  -------           -------

Net income                                 $       30,856       $   101,027
                                   					      -----------         ---------
		                                   			      -----------         ---------

The accompanying notes are an integral part of these statutory financial statements.

MBL LIFE ASSURANCE CORPORATION
Statutory Statement of Changes in Surplus
For the years ended December 31, 1996 and 1995

(in thousands)


						                                            Paid-in and
				                                   Common     Contributed   Unassigned    Treasury    Total
				                                   Stock      Surplus       Surplus       Stock       Surplus
Balance, beginning of  year -
January 1,1995                           2,000    $ 21,448      $  83,416      $  (2)     $ 106,862
Net income                                                        101,027                   101,027
Change in net unrealized capital gains                            (52,545)                  (52,545)
Change in non-admitted assets                                      16,239                    16,239
Change in asset valuation reserve                                 (71,844)       10,906     (71,844)
Change in net equity in Special
Purpose Asset Vehicle (after funds
transferred to the General Account
below)                                                            (14,356)                  (14,356)
Funds received from Special
Purpose Asset Vehicle                                              45,239                    45,239
Current year's Federal income tax
benefit not affecting operations                                    2,693                     2,693
Other                                                              (1,116)                   (1,116)
					                                    -----     -------        -------      -------      -------
Balance, end of year -
December 31, 1995                        2,000      21,448        108,753         (2)       132,199

Net income                                                         30,856                    30,856
Change in net unrealized capital gains                             82,972                    82,972
Change in non-admitted assets                                       5,127                     5,127
Change in asset valuation reserve                                  58,005                    58,005
Change in net equity in Special
Purpose Asset Vehicle (after funds
transferred to the General Account
below)                                                           (208,874)                 (208,874)
Funds transferred to Industry
Separate Account                                                   (1,508)                   (1,508)
Funds received from Special
Purpose Asset Vehicle                                             210,116                   210,116
Current year's Federal income tax
benefit not affecting operations                                     (375)                     (375)
Other                                                              (7,619)                   (7,619)
			                                   		 -----       ------       -------      -------     --------
Balance, end of year -
December 31, 1996                      $ 2,000       $ 21,448   $ 277,453      $  (2)     $ 300,899

The accompanying notes are an integral part of these financial statements.

MBL LIFE ASSURANCE CORPORATION

Statutory Statement of Cash Flows
For the years ended December 31, 1996 and 1995
(in thousands)


                                    					       1996               1995
Cash flows from operating activities:
Premiums and annuity considerations          $ 1,241,753       $ 1,776,725
Considerations for supplementary contracts         9,721            41,345
Net investment income                            947,519           889,685
Miscellaneous income                              18,484            36,945
Benefits paid to policyholders                (2,072,304)       (1,982,136)
Operating expenses paid                         (142,514)         (141,117)
Federal income taxes paid                         (4,672)          (37,034)
Transfer to Separate Accounts                    110,704            96,774
Other cash provided                               31,624             7,378
					                                          ---------          --------
Net cash provided by operating activities        140,315           688,565
                                   					       ---------           -------

Cash flows from investing activities:
Proceeds from sales, maturities and repayments
   of bonds and stocks                         1,672,733         2,431,022
Proceeds from sales of real estate               237,219           119,706
Proceeds from sales and repayments of other
   invested assets                                40,262             9,421
Repayments of mortgage loans                     915,133           406,524
Purchase of bonds and stocks                  (3,146,529)       (3,119,292)
Purchase of real estate                          (15,118)          (24,732)
Purchase of other invested assets                (22,017)           (1,214)
Funding of mortgage loans                        (93,929)          (64,547)
Cash transferred from Special Purpose
   Asset Vehicle                                 210,116            45,239
Tax on capital gains                              (7,618)          (10,005)
Net decrease (increase) in policy loans           83,594          (452,112)
Other cash (used)                                (21,814)          (37,642)
                                          						--------          --------
Net cash (used in) investing activities         (147,968)         (697,632)
			                                          			--------          --------
Net decrease in cash                              (7,653)           (9,067)

Cash and short-term investments, beginning
   of year                                        49,526            58,593
					                                          	 -------          --------
Cash and short-term investments, end of year $    41,873       $    49,526
					                                          	 -------          --------
				                                          		 -------          --------

The accompanying notes are an integral part of these statutory financial statements.


MBL LIFE ASSURANCE CORPORATION

Notes to Statutory Financial Statements
December 31, 1996


1. Organization and Rehabilitation of Mutual Benefit Life Insurance Company Organization

MBL Life Assurance Corporation ("MBL Life" or the "Company") is a New Jersey domiciled stock life insurance company licensed in each of the fifty states and the District of Columbia. Prior to May 1, 1994, MBL Life was a wholly owned subsidiary of The Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life"). As discussed below, substantially all of the assets and liabilities of Mutual Benefit Life were transferred to MBL Life as of May 1, 1994 under the terms of the Agreement of Assumption and Reinsurance.

The accompanying statutory financial statements reflect the statutory financial position of MBL Life after giving effect to the transfer of such items as discussed below.

Rehabilitation of Mutual Benefit Life
On July 16, 1991, the Superior Court of New Jersey (the "Court") entered an Order (the "Order") appointing the New Jersey Insurance Commissioner (the "Commissioner") as the Rehabilitator of Mutual Benefit Life.

The Commissioner was empowered by the Order to take such steps as deemed appropriate to remove the cause and conditions that made rehabilitation necessary. The initial Plan of Rehabilitation was filed with the Court on August 3, 1992. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation (the "Plan") with the Court. On August 12, 1993, the Court approved the Plan with certain modifications. Subsequently, two amendments to the Plan were filed and on November 10, 1993, the Court entered an Order of Confirmation provided certain further modifications to the Plan were made. The Court entered an order approving the modified plan on January 28, 1994 which provided for the implementation of the Plan on April 29, 1994 (the effective date of which is deemed to be May 1, 1994, the "Plan Implementation Date"), to extend through December 31, 1999. The Plan is based on actuarial, valuation and other assumptions and reflects management's best estimates of: a) future operations; b) the nature, timing and extent of policyholders' benefits; and c) the timing and proceeds from the restructuring of assets to fund the Company's obligation. In view of the operating environment and circumstances under which the Company operates, there is significant uncertainty inherent in the assumptions made by management, and as such, the actual results may differ materially from management's estimates (see Note 14).

Under the terms of the Plan, the assets and liabilities of Mutual Benefit Life were allocated to a number of distinct legal entities as described below:

A majority of Mutual Benefit Life's insurance and annuity contracts were restructured and transferred to MBL Life under the terms of the Agreement of Assumption and Reinsurance, along with certain other liabilities and assets necessary to fund such liabilities. The individual insurance and annuity contracts which were restructured according to the Plan were guaranteed as to account values and stated interest rates by various State Insurance Guaranty Associations, collectively referred to as the Participating Guaranty Associations.

Group annuity contract liabilities deemed not to be covered by the Participating Guaranty Associations were restructured and segregated into a separate account (the "Industry Separate Account"). These liabilities were guaranteed by a consortium of insurance companies (the "Industry Reinsurers").

Assets and liabilities which were not transferred to one of the above entities are held in a liquidating trust, of which the Commissioner is the sole Trustee. These assets and liabilities are not included in the accompanying statutory financial statements. The residual value, if any, in the Liquidating Trust after settlement of all liabilities, will be distributed to MBL Life, the beneficiary of the Trust. The amount of any residual value cannot currently be determined.

The assets not retained in the liquidating trust were allocated to MBL Life's General Account ("General Account") and the Industry Separate Account in proportion to the liabilities assumed by each entity. This allocation generally resulted in the assuming entities receiving assets with similar characteristics and proportionate estimated fair values. In addition, the General Account and the Industry Separate Account each received a proportionate share of a Special Purpose Asset Vehicle (the "SPAV") separate account. The SPAV was created under the terms of the Plan and includes assets which could not be allocated between the two entities in their entirety because of their large size or other special characteristics (see
Note 4).

In addition to the establishment of the entities discussed above, the Plan also provided numerous other terms and conditions which affected policy-holders, contractholders, creditors and other parties. The more significant of these terms and conditions include:

A majority of policyholder liabilities were restructured based upon estimates of the value and expected yield of the assets owned by Mutual Benefit Life at the time the Plan was submitted to the Court. Such restructuring generally resulted in the value of such liabilities as of July 16, 1991 being retained, however, future interest rates were tied to expected asset yields with only minimum interest rates guaranteed. In addition, restrictions were placed on policyholder accessibility of guaranteed values including the imposition of early withdrawal charges through December 31, 1999, the end of the Rehabilitation Period (see Notes 13 and 15).

The Plan provided an option allowing Mutual Benefit Life policyholders, annuitants and pension contract participants to withdraw ("opt-out") their account values prior to the Plan closing at substantial discounts from such values. Approximately $103.7 million was paid to policyholders, annuitants and pension contract participants who elected to opt-out as of May 1, 1994.

Pursuant to the terms of the Plan, the ownership of the stock of MBL Life was transferred to a Trust, of which the Commissioner is the sole Trustee. The beneficiaries of this Trust consist of the holders of general unsecured claims as defined in the Plan (see Note 14).

The Plan provided policyholders whose contracts were originally issued by MBL Life with an option to withdraw, without penalty, their current account values. Actual withdrawals amounted to $8.3 million.

Separate account contract liabilities, and related assets, which existed prior to the Plan implementation date, were considered "reaffirmed contracts" pursuant to the terms of the Plan and were not affected by the implementation of the Plan. These contracts consist primarily of individual and group variable annuities.

2.  Significant Accounting Policies
Basis of Presentation
The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the "Department") ("statutory accounting practices"). Prescribed statutory accounting practices are those practices included in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed that have been approved by the Department. In order to account for those transactions which were uniquely related to the implementation of the Plan, MBL Life received written approval from the Department for a number of accounting practices which differed from or were ambiguous to the prescribed statutory accounting practices. The effects on surplus related to those permitted accounting practices have not been determined.

Statutory accounting practices differ from generally accepted accounting principles ("GAAP"). The effects on the statutory financial statements of the variances between statutory accounting practices and GAAP which have not as yet been determined, are presumed to be material. The accompanying statutory financial statements do not purport to represent the estimated fair value of the information presented therein. Significant accounting policies, permitted statutory accounting practices and the manner that such policies and practices differ from GAAP for stock life insurance companies, applied in preparing the statutory financial statements follow.

In December 1995, the American Institute of Certified Public Accountants issued Statement of Position 95-9 which stated that, effective for audits of statutory financial statements for years ended on or after December 31, 1996, auditors should not issue reports on statutory financial statements as to fair presentation in conformity with GAAP. Accordingly, the opinion expressed by our independent accountants on the 1995 statutory financial statements as to the conformity of those statements with GAAP is different from that expressed in their previous report.

Certain prior year amounts have been reclassified to conform with current year presentation.

Carrying Amounts of Assets and Liabilities
Under the Company's permitted accounting practices, the carrying amount of assets transferred to MBL Life from Mutual Benefit Life pursuant to the Plan are based upon the carrying amounts of such assets as reflected in Mutual Benefit Life's accounting records immediately prior to the transfer.

In addition, liabilities, other than those retained in the Liquidating Trust and Policy and Contractholder Reserves restructured pursuant to the Plan, were transferred at historical carrying amounts of such liabilities as reflected in Mutual Benefit Life's accounting records prior to the transfer.

Investments
Bonds and Stocks
Bonds qualifying for amortization based upon their classification by the NAIC Securities Valuation Office ("SVO") are stated at amortized cost; all other bonds are stated at values prescribed by the SVO. Under GAAP, only those bonds classified by MBL Life as held-to-maturity would be carried at amortized cost. Bonds classified as available for sale or trading would be carried at their estimated fair value. Unaffiliated preferred stocks in good standing are carried at cost. Unaffiliated preferred stocks not in good standing are stated at the lower of cost or estimated fair value; unaffiliated common stocks are carried at estimated fair value. Under GAAP, unaffiliated preferred and common stock would be carried at estimated fair value.

Investments in subsidiaries are stated at MBL Life's equity in the subsidiaries' net assets and are included in stocks. Under GAAP, the assets and liabilities and revenues and expenses of the majority owned subsidiaries would be consolidated with those of MBL Life.

Short-term investments generally maturing within one year, are carried at amortized cost which approximates estimated fair value.

Realized gains or losses from the sale of bonds and stocks are determined on the basis of specific identification.

Mortgage Loans on Real Estate
Under the Company's permitted accounting practices, all commercial mortgage loans are carried at the lower of their individual unpaid principal balance or discounted net recoverable amount based upon ten year cash flows plus an eleventh year reversion at estimated sales value.

In addition, the Company established a portfolio carrying value reserve for its mortgage loan portfolio in light of the inherent credit risks associated with such a portfolio. The mortgage portfolio reserve was approximately 2-4% of the mortgage portfolio's statutory carrying value at December 31, 1996. The total valuation reserve established by the Company approximates those which would be required under GAAP.

Real Estate Owned
Home office real estate is stated at depreciated cost with depreciation calculated using the straight-line basis. Real estate acquired in satisfaction of debt, which is presumed to be held for sale, is valued at the lower of the recorded investment in the loan or estimated fair value based upon discounted cash flow analyses at the date of foreclosure. Subsequent to its initial valuation, such real estate is stated at the lower of depreciated cost or estimated fair value by establishing a valuation allowance for any differences between estimated fair value and depreciated cost where the estimated fair value is lower. Under GAAP, foreclosed properties are recorded at the estimated fair value of the property at the date of foreclosure and are depreciated from the date of foreclosure until such time as the Company determines that the property will be sold and has commenced marketing efforts. At such time, the property is carried at the lower of depreciated value or estimated fair value based on discounted cash flow analysis.

Policy Loans
Policy loans are stated at current unpaid principal balances and are not in excess of cash surrender values.

Other Invested Assets
Other invested assets consist primarily of investments in joint ventures and partnerships. Real estate joint ventures are reported based on the equity method of accounting.

Certain Mutual Benefit Life industrial revenue bond guarantees on Real Estate Joint Venture indebtedness were not carried over to MBL Life because MBL Life is not a party to such guarantees. Pursuant to the terms and conditions of the Plan, these guarantees were not assumed by MBL Life (see Notes 12, 13 and 14). Negative carrying values of the equity in these joint ventures resulting from the industrial revenue bond guarantees as reflected in Mutual Benefit Life's books prior to May 1, 1995 were reversed.

Investments in non-real estate partnerships are generally carried at cost, adjusted for any unrealized gains or losses attributable to partnership investments for which quoted market values are available.

Other Assets and Other Liabilities
The accompanying statutory financial statements contain amounts due to and due from the Industry Separate Account for transactions handled by the General Account on its behalf. As of December 31, 1996 and 1995 the net amounts due to the Industry Separate Account approximate $18 million and $12 million, respectively.

Investment Valuation Reserves
Mandatory reserves have been established for General Account investments in accordance with guidelines prescribed by insurance regulatory authorities. Such reserves consist of an Asset Valuation Reserve (AVR) for all General Account invested assets (including the General Account's proportionate share of the invested assets held in the SPAV), and an Interest Maintenance Reserve
(IMR), which defers General Account realized capital gains and losses (including the General Account's proportionate share of realized gains and losses incurred by the SPAV) (net of tax) attributable to interest rate fluctuations on fixed income investments and recognizes them over the estimated remaining duration of the investments sold.

The AVR as of December 31, 1996 and 1995 for the General Account was calculated using the prescribed formula. Under the Company's permitted accounting practices, the opening balance utilized in calculating the 1994 contribution was that of MBL Life's December 31, 1993 AVR which was adjusted, to the extent possible, for the appropriate realized and unrealized gains and losses incurred in the General Account (including the General Account's proportionate share of appropriate realized and unrealized gains and losses in the SPAV) subsequent to May 1, 1994 and by MBL Life prior to May 1, 1994. The current year's contribution to the AVR was based on General Account assets at December 31, 1996 (including the General Account's proportionate share of assets held in the SPAV).

The IMR as of December 31, 1996 and 1995 was calculated, using the prescribed formula, based upon the interest rate related gains and losses of the General Account (including its proportionate share of such gains and losses in the SPAV). The December 31, 1995 IMR amounted to a negative $2.7 million, and according to prescribed statutory accounting practices, was treated as a "Disallowed Interest Maintenance Reserve" asset and non-admitted in the accompanying statutory financial statements.

Under GAAP, AVR and IMR reserves are not established. MBL Life also established voluntary investment valuation reserves for certain General Account invested assets. Changes to the AVR and voluntary investment reserve will be reported as direct additions to or deductions from surplus. Transfers to the IMR will be deducted from realized capital gains.

Non-Admitted Assets
Certain assets, principally furniture and equipment, leasehold improvements, prepaid pension costs, certain due and accrued interest on delinquent mortgage loans, accident and health insurance premiums past due and agents' debit balances are designated as "non-admitted" and are not included in the statutory balance sheets. Under GAAP, these assets would be included in the balance sheet, net of applicable depreciation, amortization and valuation reserves.

Policy and contract reserves
Reserves for restructured life insurance policies (universal life plans) and reaffirmed contracts amounted to $10.9 billion at December 31, 1996 and 1995 and are comprised as follows:

Policyholder Reserves for Mutual Benefit Life traditional and adjustable life policies that have been restructured as Universal Life Insurance policies pursuant to the terms and conditions of the Plan, amounted to $2.3 billion and $2.4 billion for 1996 and 1995, respectively. Under the Company's permitted accounting practices, these reserves are carried at account value (without reduction for moratorium charge), plus any unearned cost of insurance charge, plus an excess interest reserve based on any future guaranteed interest in excess of the 1994 valuation rate. The basis for the opening July 16, 1991 (restructured date) restructured account value for restructured policies was the statutory life insurance reserve on Mutual Benefit Life's accounting records for such policies. Under GAAP, life insurance reserves for universal life plans are equal to policy account or contract values.

Reserves for Corporate Owned Life Insurance ("COLI") policies amounted to
$5.1 billion at December 31, 1996 and 1995.   Reserves for such policies are
generally computed under the Commissioners' Reserve Valuation Method, using the Commissioner's 1980 Standard Ordinary Mortality Table for individual policies and the Commissioner's 1958 Standard Ordinary Mortality Table for group policies, and assuming interest rates ranging from 4.5% to 6.0%. Under GAAP, such reserves are equal to contract value.
Reserves for annuity
contracts in the General Account amounted to approximately $3.4 billion at December 31, 1996 and 1995. For those annuity contracts which were restructured pursuant to the Plan, reserves are based on crediting rates of 5.1% in 1996 and 1995. Under the Company's permitted accounting practices, reserves for such contracts are generally equal to contract fund balances (without reduction for moratorium charges), plus an excess interest reserve based on any future guaranteed interest in excess of the applicable valuation rate. For those contracts not restructured pursuant to the Plan, reserves are based on crediting rates ranging from 2.25% to 11.0%. Under GAAP, reserves for annuity contracts are generally equal to contract fund balances.

Policyholder reserves for Mutual Benefit Life policies that were reaffirmed, pursuant to the terms of the Plan amounted to approximately $44.4 million and $46.7 million at December 31, 1996 and 1995, respectively and consisted primarily of $26.7 million and $29.0 million in each year for individual supplementary contracts involving life contingencies (SCILC). The individual SCILC reserves are calculated using the 1971 and 1983 Individual Annuity Mortality Tables and Annuitants' 1949 Table, assuming interest rates of 3.5% to 8.75%. Under GAAP, individual SCILC reserves are calculated using the Company's actual experience assuming the same interest rates.

Reserves relating to guaranteed investment contracts and other deposit-type contracts amounted to $33.0 million and $36.3 million at December 31, 1996 and 1995, respectively. These reserves are equal to contract values.

Reserves for individual and group accident and health policies amounted to $119.3 million and $107.9 million at December 31, 1996 and 1995, respectively, and are comprised as follows:

Active life reserves for individual accident and health contracts, amounting to $ 34.1 million and $32.9 million at December 31, 1996 and 1995, respectively, include unearned premium reserves computed on a pro rata basis and additional reserves based on the 1964 Commissioners' Disability Table, combined with the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables at interest rates ranging from 3.5% to 4.5%. Under GAAP, such reserves would be accrued as GAAP premium is recognized.

Reserves for individual disabled lives, $83.1 million and $73.3 million at December 31, 1996 and 1995, respectively, are calculated principally using the 1964 Commissioners' Disability Table at 3.5% interest and the 1985 Commissioners' Individual Disability Table A at 5% interest. Under GAAP, such reserves would be accrued as GAAP premium is recognized, representing the present value of future benefits to be paid to policyholders, less the present value of future net premiums.

Reserves for group accident and health contracts amounting to $2.1 million and $1.6 million at December 31, 1996 and 1995, respectively, are based upon the Company's actual experience assuming an interest rate of 6%.

Reserves for annuity contracts in the Industry Separate Account amounted to approximately $2.0 billion at December 31, 1996 and 1995. Reserves for those annuity contracts which were restructured pursuant to the Plan are based on crediting rates of 6.25% and 3.55% in 1996 and 1995, respectively. Under the Company's permitted accounting practices, reserves for such contracts are generally equal to contract fund balances (without reduction for moratorium charges), plus an excess interest reserve based on any future guaranteed interest in excess of applicable valuation rate. Under GAAP, reserves for these annuity contracts are generally equal to fund balance.

Pension, Post-retirement and Post-employment Benefits
The Company has several employee benefit plans in effect that provide for pension, post-retirement and post-employment benefits (see Note 9).

MBL Life recognizes defined benefit pension plan costs based on the annual amounts contributed to the plan. Under GAAP, pension costs are accounted for in accordance with SFAS No. 87, Employers' Accounting for Pensions.

MBL Life accounts for the costs of its retirees' post-retirement healthcare and life insurance benefits plans using the statutory method which accrues for retirees and fully eligible employees only. Under GAAP, the post-retirement liability would include an accrual for current employees who are not currently eligible to receive post-retirement benefits, but are expected to become eligible for these benefits, in addition to retirees and fully eligible or vested employees.

The Company provides certain post-employment benefits which are expensed as incurred and other benefits that are provided for currently. Under GAAP, post-employment benefits are accounted for in accordance with SFAS No. 112, Employers' Accounting for Postemployment Benefits.

General Other Liabilities
Without giving regard to the validity of the claims or the Settlement Agreement with the Class Four Creditors (see Note 15), the statutory balance sheet at December 31, 1996 and 1995 includes an amount then estimated to equal the potential liability of MBL Life of certain Class 1 claims as established by the Order of the Superior Court. Under GAAP, the inclusion of these liabilities would be determined by the applicable requirements of SFAS No. 5, Accounting for Contingencies.

Industry Separate Account
Pursuant to the terms of the Plan of Operations of the Industry Separate Account, as approved by the Department, a liability has been established within the Industry Separate Account representing the excess of the carrying value of the assets of the Industry Separate Account over its liabilities. A receivable from the Industry Reinsurers will be established if statutory liabilities exceed statutory assets of the account in the future. This amount will be adjusted throughout the Rehabilitation Period with final payments being made in accordance with the Participation and Reinsurance Agreement which is part of the Plan.

Under the Company's permitted accounting practices, the Industry Separate Account assets are reflected in the December 31, 1996 and 1995 statutory balance sheet with all other separate account assets. The Industry Separate Account liabilities are included with all other separate account liabilities on the statutory balance sheet. The accounting practices of the Industry Separate Account are the same as corresponding accounting practices of the General Account; however, the Industry Separate Account has not established an AVR or IMR reserve.

Special Purpose Asset Vehicle
Under the Company's permitted accounting practices, the General Account's net equity in the Special Purpose Asset Vehicle is reflected in the December 31, 1996 and 1995 statutory assets with all other separate account assets. Funds transferred from the SPAV ($210 million) represent the General Account's proportionate share of the distribution of cash flows from the assets maintained in the SPAV. The accounting practices for this separate account are the same as the corresponding practices for the General Account. The General Account's proportionate share of the assets in this separate account are included in the calculation of the General Account's AVR and IMR, as necessary (see Note 4). The General Account's proportionate share of the net gain or loss from operations of the SPAV are included in the accompanying statutory statement of operations for 1996 and in the accompanying statutory statement of changes in surplus for 1995.

Reaffirmed Separate Accounts
Assets held in separate accounts which were reaffirmed pursuant to the terms of the Plan are carried at market value. They are reflected in the December 31, 1996 and 1995 statutory balance sheet with all other separate account assets. The liabilities of each of these separate accounts are reported at participants' corresponding equity in the accounts and shown with all other separate account liabilities in the accompanying statutory balance sheet. These liabilities are considered to be reported at estimated fair value.
The net gain or loss from operations of the Reaffirmed Separate Accounts are included in the accompanying statutory statement of operations for 1996 and in the accompanying statutory statement of changes in surplus for 1995.

The Reaffirmed Separate accounts are pooled investment funds in which investment income and gains or losses accrue directly to account participants. The assets of these accounts are segregated from and are not subject to the claims which may arise out of any other business of MBL Life. The underlying investment risks are assumed by the account participants.

Acquisition Costs
In accordance with statutory accounting practices, commissions and other costs incurred in acquiring new business are charged to operations as incurred. Under GAAP, acquisition costs would be deferred and amortized over the estimated duration of the underlying policies or contracts.

Revenue Recognition
Premium revenues are recognized when due during the premium paying period of the contract. Premiums are credited to account funds and the cost of insurance is charged against account values. Under GAAP, premiums are recognized as earned over the life of the contract.

Net realized investment gains and losses, less applicable income taxes and amounts resulting from changes in interest rates which have been deferred and charged or credited to the IMR are reported in the accompanying statutory statement of operations and are determined using the specific identification method.

Income Taxes
The provision for Federal income taxes is based on net gain from operations after adjusting for certain income and expense items, principally differences in statutory and tax reserves, accrual of discount on bonds and specified policy acquisition expenses. In accordance with statutory accounting practices, no provision has been made for deferred income taxes, to account for the tax effects of temporary differences between the tax and book basis of assets and liabilities. Under GAAP, such a provision would be made.

Statement of Cash Flows
The statement of cash flows is presented in accordance with guidelines established by the NAIC rather than in accordance with GAAP. For purposes of the statements of cash flows, MBL Life considers all highly liquid investments with a maturity of one year or less to be short-term investments.

Use of Estimates
The preparation of financial statements in conformity with statutory accounting practices requires management to make estimates and assumptions which affect the reporting of assets and liabilities and disclosure of contingent liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Appropriate disclosures regarding the use of estimates have been made throughout these statutory financial statements.

3.  Unconsolidated Subsidiaries and Other Affiliates
MBL Life's subsidiary operations primarily include real estate investment management, brokerage activities and other investment management and advisory services. At December 31, 1996 and 1995, MBL Life's investment in the net equity of such unconsolidated subsidiaries, including those carried in the SPAV, amounted to approximately $14 million and $10 million, respectively. MBL Life incurs charges on behalf of its subsidiaries which are reimbursed pursuant to agreements for shared use of property, personnel and facilities.

MBL Life's net equity in joint ventures and other partnerships, principally real estate and venture capital, including those transferred to the Industry Separate Account and the SPAV, was approximately $149 and $280 million at December 31, 1996 and 1995, respectively. MBL Life has outstanding mortgage loans with several of its real estate joint ventures. The carrying value of such mortgages, including those transferred to the Industry Separate Account and the SPAV, was approximately $78 and $87 million at December 31, 1996 and 1995, respectively. The real estate joint ventures are mostly residential in nature, consisting of either apartment projects or developmental residential type condominiums are primarily located in the southeastern United States.

The carrying value of MBL Life's investment in the largest project was approximately 33% and 30% of the SPAV assets at December 31, 1996 and 1995, respectively. In addition, residential mortgage loans with a carrying value of approximately 20% and 13% of the SPAV assets at December 31, 1996 and 1995, respectively, were issued to purchasers of units in this largest project.

As a result of participating in certain leveraged buyout transactions, MBL Life had a controlling interest in a home improvement retailer located in the northwestern United States and a significant investment in an integrated manufacturer and distributor of children's clothing. The carrying value of MBL Life's investment in these two noninsurance subsidiaries was approximately $82 million at December 31, 1995. The aforementioned assets were included with the large and/or illiquid assets which were transferred to the SPAV. During 1996, the home improvement retailer filed for bankruptcy protection under Chapter 11, which resulted in MBL Life's investment being written off. Also during 1996, the Company sold its investment in the children's clothing operation. The net gain to the SPAV during 1996 relating to these two assets was $19.8 million.

The Company monitors and adjusts the carrying value of the SPAV assets based upon the disposition plan of the individual assets in the SPAV.

4.  Investments
    Net investment income for the years ended December 31, 1996 and 1995 were derived from the following sources (in thousands):

                             				   1996           1995

Bonds                          $  330,670      $  274,482
Stocks:
  Preferred                             4              63
  Common                            6,664           5,894
Mortgage loans on real estate      82,499         141,445
Real estate owned                 104,172         115,356
Policy loans                      513,114         525,483
Other invested assets               3,048           2,551
Short term investments              2,914           4,334
Other                               4,223           3,824
	                            			---------       ---------
     Total investment income    1,047,308       1,073,432

Investment expenses              (116,611)       (115,056)
	                            			---------       ---------

Net investment income          $  930,697      $  958,376
                            				---------       ---------
	                            			---------       ---------

Bonds
The amortized cost, gross unrealized gains and losses and NAIC market values of bonds by category, as of December 31, 1996 and 1995, are shown below (in thousands).


	                            					                     December 31, 1996      NAIC
	                                   				 Amortized     Gross Unrealized       Market
                                   					 Cost          Gains       Losses     Value
U.S. Treasury securities and obligations
  of U.S. Government agencies             $  511,384   $   514     $    83    $  511,815
Foreign governments                           99,617     2,384         -         102,001
Corporate securities                       4,705,137    21,673         533     4,726,277
Mortgage-backed securities                   303,751      -            -         303,751
					                                      ---------    ------       -----     ---------
	Total                                    $5,619,889   $24,571     $   616    $5,643,844
					                                      ---------    ------       -----     ---------
			                                   		   ---------    ------       -----     ---------



					                                          	       December 31, 1995      NAIC
				                                   	 Amortized     Gross Unrealized       Market
                                   					 Cost          Gains       Losses     Value
U.S. Treasury securities and obligations
  of U.S. Government agencies             $   45,449   $   278      $  477    $   45,250
Foreign governments                          143,581     5,863          -        149,444
Corporate securities                       3,546,374    58,623         657     3,604,340
Mortgage-backed securities                   290,209      -             -        290,209
					                                      ---------    ------       -----     ---------
	Total                                    $4,025,613   $64,764      $1,134    $4,089,243
				                                   	   ---------    ------       -----     ---------
				                                   	   ---------    ------       -----     ---------



The amortized cost and NAIC market value of bonds, at December 31, 1996, respectively, by contractual maturity are shown below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

					                                     December 31, 1996 (in thousands)
                                   					Amortized Cost    NAIC Market Value

Due in one year or less                 $   333,654       $    335,282
Due after one year through five years     4,917,947          4,939,275
Due after five years through ten years       63,601             64,600
Due after ten years                             936                936
					                                     ---------          ---------
			                                   		  5,316,138          5,340,093

Mortgage-backed securities                  303,751            303,751
				                                   	  ---------          ---------
	Total                                  $ 5,619,889        $ 5,643,844
	                                   				  ---------          ---------
		                                   			  ---------          ---------

Proceeds from sales of investments in debt securities during 1996 and 1995 were $1.3 billion and $2.3 billion, respectively. Gross gains of $11.7 and $22.1 million and gross losses of $6.4 million and $10.2 million were realized on those sales in 1996 and 1995, respectively.

Stocks
The statement values, which also represent fair values, and the cost of preferred and common stocks as of December 31, 1996 and 1995, are shown below (in thousands):

							                                                   December 31,
					                                          1996                      1995
						                                                NAIC                        NAIC
						                                                Statement                   Statement
                                   					  Cost        Value          Cost         Value
Preferred stocks:
  Industrial and miscellaneous            $     27    $     27       $   1,382    $   1,059
					                                       ------      ------         -------       ------
Common stocks:
  Public Utilities                             990       3,208           1,517        3,954
  Banks, thrifts and insurance companies       610       2,904             550        1,758
  Industrial and miscellaneous             111,867     141,813         207,200      230,953
  Unconsolidated subsidiaries               12,524      14,198          17,014        9,642
			                                   		   -------     -------         -------      -------
					                                      125,991     162,123         226,281      246,307
			                                   		   -------     -------         -------      -------
     Total stocks                         $126,018    $162,150       $ 227,663    $ 247,366
				                                   	   -------     -------         -------      -------
		                                   			   -------     -------         -------      -------

Gross unrealized investment gains on preferred and common stocks totaled $43.7 million and $34.3 million and gross unrealized investment losses totaled $781,000 and $1.9 million at December 31, 1996 and 1995, respectively.

Proceeds from sales of preferred and common stocks during 1996 and 1995 were $398.8 million and $158.2 million, respectively. Gross gains of $21.1 million and $7.5 million and gross losses of $1.7 million and $2.0 million were realized on those sales in 1996 and 1995, respectively.

Mortgage Loans on Real Estate
As of December 31, 1996 and 1995, the carrying value of mortgage loan investments in the General Account was $379.4 million and $1.3 billion, respectively. The carrying value is at admitted asset value, therefore the effects of any valuation allowances, either individually or in the aggregate, have been reflected in the accompanying statutory financial statements. Mortgage loans are collateralized by properties located throughout the United States. The states with the highest concentrations as a percentage of carrying value at December 31, 1996 and 1995 were:

			                         Concentration %
                            December 31,
			                      1996            1995
  State
  California             12%             12%
  Florida                12%              8%
  Texas                  10%             <5%
  Georgia                10%             <5%
  Michigan                7%             11%
  Virginia                7%             <5%
  Pennsylvania            5%             <5%
  District of Columbia    5%             <5%
  New Jersey             <5%              8%
  North Carolina         <5%              6%
  Iowa                   <5%              5%

The remaining carrying value is geographically disbursed throughout the country with no individual state concentration exceeding 5%.

As of December 31, 1996 and 1995, the underlying collateral of the mortgage loan investments as a percentage of total mortgages were diversified as follows:
                      			1996         1995

Office buildings         34%          37%
Retail                   14%          11%
Apartment buildings      30%          13%
Agricultural              -           20%
Industrial               11%           9%
Other                    11%          10%
                     			---          ---
                     			100%         100%
                     			---          ---
                     			---          ---

During 1996, the General Account sold in four separate transactions, mortgage loans with a principal balance of approximately $635 million which Mutual Benefit Life had originated, including $40 million held in the Industry Separate Account. These transactions resulted in a pre-tax loss to the General Account of $39.6 million and a pre-tax gain of $.3 million to the Industry Separate Account for 1996.

A securitization of commercial mortgage loans with a principal balance of approximately $128 million was completed effective May 21, 1996. These mortgage loans were sold to a depositor under an agreement which contained certain recourse and cure provisions. The General Account would be required to repurchase individual mortgage loans based on the discovery of a material defect in a Trustee Mortgage File not cured within 90 days or a material breach of any of the representations, warranties or covenants of seller with respect to the mortgage loans, and indemnify the depositor and the under-writer for securities law violations based upon an untrue statement of material fact or omission of a material fact by MBL Life in connection with certain information in the prospectus and certain materials delivered to the depositor in relation to the transaction.

The second transaction was a bulk sale of commercial mortgage loans with a principal balance of approximately $119 million sold effective in June 1996. These mortgage loans were sold to investors under an agreement which contained certain recourse or cure provisions. The General Account would be required to repurchase individual mortgage loans in the event of a material breach of a representation or warranty with respect to an asset.

The third transaction was a portfolio sale of residential mortgage loans with a principal balance of approximately $28 million, including $7 million held in the Industry Separate Account sold effective November 20, 1996. These mortgage loans were sold to an investor under an agreement which contained certain recourse or cure provisions. The General Account or Industry Separate Account would be required to repurchase individual mortgage loans in the event of a material breach of a representation or warranty with respect to an asset.

The fourth transaction was a sale of the Company's farm mortgage loan portfolio with a principal balance of approximately $360 million, including $33 million held in the Industry Separate Account sold effective December 10, 1996. These mortgage loans were sold to an investor under an agreement which contained certain recourse or cure provisions. The General Account or Industry Separate Account would be required to repurchase individual mortgage loans in the event of a material breach of a representation or warranty with respect to an asset.

The sale of the mortgage loans held in the Industry Separate Account in 1996 was the full responsibility of the Industry Separate Account. The General Account has no future potential for monetary investment or support.

During 1995 the Industry Separate Account sold, in two separate transactions, a securitization and a bulk sale, mortgage loans with a principal balance of approximately $192 million that Mutual Benefit Life had originated. These transactions resulted in a pre-tax loss of $98.9 million to the Industry Separate Account for 1995.

The securitization of mortgage loans with a principal balance of approximately $109 million was sold effective November 28, 1995. These mortgage loans were sold to a depositor under an agreement which contained certain recourse or cure provisions. The Industry Separate Account would be required to repurchase individual mortgage loans based on the following: discovery of a material defect in a Trustee Mortgage File not cured within 90 days; or a breach of any of the representations, warranties or covenants of seller with respect to the mortgage loans.

The bulk sale of mortgage loans with a principal balance of approximately $83 million was effective December 20, 1995. These mortgage loans were sold to an investor under an agreement which contained certain recourse or cure provisions. The Industry Separate Account would be required to repurchase individual mortgage loans in the event of a material breach of a representation or warranty with respect to an asset, which breach materially and adversely affects the value of such asset.

The sale of these mortgage loans in 1995 was the full responsibility of the Industry Separate Account. The General Account has no future potential for monetary investment or support.

Policy Loans
Policy loans consist of outstanding loans issued to holders of COLI contracts and universal life contracts. Interest charged on the COLI loans is adjustable and determined periodically based on published market interest rates. The carrying value of the COLI loans was approximately $4.5 billion as of December 31, 1996 and 1995. The carrying value of universal life policy loans as of December 31, 1996 and 1995 was approximately $396 million and $452 million, respectively.

Assets on Deposit
As of December 31, 1996 and 1995, MBL Life had securities with a carrying value of $5.5 and $5.3 million, respectively on deposit with regulatory agencies. The securities on deposit are reflected in the accompanying statutory balance sheets as follows:

		                           December 31,
                   		  1996                1995

  Bonds            $ 3.4 million      $ 3.5 million
  SPAV               2.1 million        1.8 million


Special Purpose Asset Vehicle
The following is a summary of the carrying values of the net assets in the SPAV (in thousands):

                                        					    December 31,
					                                         1996          1995

 Bonds                                     $  17,559     $    55,878
 Stocks:
   Preferred                                   1,500          46,371
   Common                                     31,025         126,195
 Mortgage loans on real estate                38,951          67,991
 Real estate owned                               215           2,443
 Other invested assets                        88,969         193,286
 Investment income due and accrued               264           1,434
 Other assets                                 12,782          22,938
 Liabilities                                    -                (91)
				                                   	    --------      ----------
				                                   	   $ 191,265     $   516,445
			                                   		    --------      ----------
		                                   			    --------      ----------

 Net equity of SPAV:
   Included in General Account             $ 140,009     $    378,047
   Included in Industry Separate Account      51,256          138,398
                                   					    --------       ----------
		                                   			   $ 191,265     $    516,445
			                                   		    --------       ----------
			                                   		    --------       ----------


5.  Investment Contract Liabilities
Investment contracts represent policies or contracts that do not incorporate significant insurance risk. Included in reserves for life and annuity contracts are amounts classified as investment contracts. The carrying value of such investment contracts was approximately $3.1 billion as of December 31, 1996 and 1995.

Policyholder funds left on deposit, which are classified as investment contracts, had a carrying value of approximately $129 million and $135 million as of December 31, 1996 and 1995, respectively.

6.  Fair Value Information
The estimated fair value amounts of financial instruments included herein have been determined by MBL Life using market information available as of December 31, 1996 and 1995 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

The estimates presented herein are not necessarily indicative of the amounts MBL Life could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

The following table discloses the fair value of financial instruments. For financial instruments not discussed below the carrying amount is a reasonable estimate of fair value.


				                                       December 31, 1996               December 31, 1995
				                                       (in thousands)                  (in thousands)
				                                  Carrying       Estimated        Carrying      Estimated
                            				      Value          Fair Value       Value         Fair Value
Assets:
  Bonds                                $ 5,619,889    $ 5,670,809     $ 4,025,613   $ 4,192,158
  Stocks                                   162,150        162,154         247,366       247,071
  Mortgage loans on real estate            379,419        380,821       1,262,465     1,205,867
  Financial instruments included in
    SPAV (General Account's Share)          65,175         68,950         216,996       211,539

Liabilities:
  Investment contracts:
    Life and annuity contracts           3,082,098      2,913,511       3,081,459     2,868,582
    Policyholder funds left on deposit     129,352        127,767         135,063       139,046
  Other liabilities:
    Policy and contract                     47,811         47,738          39,314        39,223
    General                                187,239        185,718         172,570       171,574


The General Account's share of the net equity in the estimated fair value of the SPAV includes only those financial instruments, namely bonds, stocks and mortgage loans on real estate, that qualify for disclosure under SFAS No. 107.

Bonds
For debt securities that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded securities represented approximately 98% of the carrying value and estimated fair value of the total debt securities as of December 31, 1996. For all other debt securities, estimated fair value was determined by management based on interest rates, maturity, credit quality and average life.

Stocks
The estimated fair value for unaffiliated common stocks was determined on the basis of values provided by the SVO. Estimated fair value of affiliated common stock was determined on the basis of MBL Life's equity in the subsidiary's net assets, after adjusting the subsidiary's financial instruments to an estimated fair value in a manner consistent with that of MBL Life. For publicly traded preferred stocks, estimated fair value was obtained from an independent market pricing service. For all other preferred stock, estimated fair value was determined by management based on such factors as interest rates, credit quality, conversion options and dividend paying status.

Mortgage Loans on Real Estate
The fair values of mortgage loans on real estate were estimated based on expected discounted cash flows with the interest rates being adjusted for credit risk. The estimated fair value presented is not necessarily indicative of the amounts MBL Life could realize in a market exchange.

Policy Loans
All policy loans carried on MBL Life's books involve some combination of variable loan rate and liability adjustment factor to directly recognize the presence of policy loans. These factors work to increase or decrease interest credited to policy account values in a way that is tied to the actual policy loan interest charged. These loans, therefore, are determined to have a fair value equal to the face value of the policy loans.

Investment Contract Liabilities
The fair values for liabilities of investment contracts included in both reserves for life and annuity contracts and policyholder funds left on deposit are estimated using discounted projected cash flows, based on interest rates which would be offered at December 31, 1996 for similar contracts with maturities consistent with those remaining for the contracts being valued.

Industry Separate Account
As indicated in Note 1, the purpose of the Industry Separate Account is to segregate those assets which are supporting the liabilities being guaranteed by the Industry Reinsurers. For purposes of the disclosure requirements of SFAS No. 107, the carrying value and estimated fair value of the financial instruments in the Industry Separate Account have been determined to be equivalent since the Industry Reinsurers would be required to support any adjustment in the estimated fair value of the assets to the extent such support is necessary to cover the liabilities. To the extent the estimated fair value of the assets exceeds the estimated fair value of the liabilities at the end of the Rehabilitation Period, as defined in the Plan, such excess would be paid out in accordance with the terms of the Participation and Reinsurance Agreement, which is part of the Plan.


7. Reinsurance Transactions
MBL Life has direct liability to the policy or contract holder on policies ceded and would be responsible for payment if the reinsurer is unable to meet its obligation under the reinsurance agreements.

MBL Life has entered into a joint venture with another insurer to operate MBL Life's COLI business. The joint venture agreement calls for assumption of individual COLI policies as of November 4, 1992 and group COLI policies as of August 2, 1994 by the other insurer with MBL Life retaining an 80% interest in future profits and losses of that business. The agreements also gave MBL Life the option to reinsure a specified percentage of new COLI business issued by the other insurer. COLI policy reserves and contract liabilities, including dividends to be paid in the following year, amounted to $5.1 billion at December 31, 1996 and 1995.

In addition, MBL Life has reinsured certain of its life, health, and annuity contracts with other insurance companies under various agreements. The financial statements are shown net of reinsurance. Policy and contract liabilities have been reduced by $142.9 million and $149.3 million at December 31, 1996 and 1995, respectively, for life, health and annuity reserve credits taken on $1.2 billion and $1.3 billion of in-force life reinsurance ceded. Under GAAP, assets would include amounts for reinsurance recoverable, and policy and contract liabilities would not be reduced for reserve credits.

8.  Federal Income Taxes
For tax periods through May 1, 1994, MBL Life filed a consolidated Federal income tax return with Mutual Benefit Life. Tax allocations between MBL
Life and Mutual Benefit Life through May 1, 1994 were based on an agreement which provides, among other things, that in the event MBL Life has a tax gain (loss) from operations for any year, it would pay to (receive from) Mutual Benefit Life an amount equal to the corresponding increase (reduction) in the consolidated tax liability. For tax periods subsequent to May 1, 1994, MBL Life files as a stand alone company. MBL Life entered into a tax allocation agreement with the Industry Reinsurers which provides, among other things, that in the event the Industry Separate Account has a tax gain (loss) for any year, it shall pay to (receive from) the General Account an amount equal to the corresponding increase (reduction) in MBL Life's overall tax liability.

MBL Life requested and received a private letter ruling from the Internal Revenue Service stating that the transfer of assets pursuant to the terms of the Plan qualified as a tax free reorganization under the Internal Revenue Code.

As of December 31, 1996, MBL Life had reached agreement on its federal tax liability with the Internal Revenue Service for all years through 1993. In the opinion of management, MBL Life has established adequate reserves to provide for the payment of any additional taxes which might result from settlement of possible deficiencies for years subsequent to 1993.

Under pre-1984 life insurance company income tax laws, a portion of current "gain from operations" of MBL Life for those years is not subject to current taxation but is accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus". The aggregate accumulation in this account at December 31, 1996 was approximately $8 million. Subject to certain limitations, "policyholders' surplus" is not taxed until distributed or the insurance company no longer qualifies to be taxed as a life insurance company. Taxes have not been provided on amounts included in this memorandum account since MBL Life contemplates no action or events that would create such a tax.


9.  Employee Benefit Plans
Pension Plans
In accordance with the terms of the Plan, MBL Life assumed the sponsorship of Mutual Benefit Life's defined benefit pension plans covering all eligible employees, soliciting agents and agency office employees of MBL Life and certain of its subsidiaries. MBL Life is also the administrator of these plans. Retirement benefits are based on years of credited service and final average earnings history.

The funded status of the qualified defined benefit pension plans at January 1, 1996, the date of the most recent valuation, and the accumulated benefit obligation and plan assets at January 1, 1996 are as follows (in thousands):

                                   					   January 1, 1996
  Actuarial present value of obligations:
    Vested                                 $     65,824
    Non-vested                                    6,030
					                                          --------
    Accumulated benefit obligation         $     71,854
					                                          --------
					                                          --------
  Plan assets available for benefits       $    125,568
					                                          --------
					                                          --------

The prepaid pension cost is a non-admitted asset and is not included in the accompanying statutory statement of assets, liabilities and surplus. Due to the funded position of the pension plans, no contributions were required to be made in 1996.

The weighted average discount rate used in determining the actuarial present value of the accumulated benefit obligation was 8.0% for 1995. During 1994, annuities amounting to $43.1 million were purchased, out of plan assets, from Mutual Benefit Life (the former sponsor of the plans) to satisfy future benefit obligations. These annuities were transferred to MBL Life as part of the implementation of the Plan.

As of December 3l, 1996, the pension plan's assets are principally comprised of investments in U.S. Government securities and long-term and short-term corporate obligations.

MBL Life has established a liability of $12.8 million and $10.5 million at December 31, 1996 and 1995, respectively, to cover estimated future funding requirements of the non-qualified excess benefit plans.

Post-Retirement Benefits Other Than Pensions
In addition to pension benefits, MBL Life provides certain health care and life insurance benefits ("post-retirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for MBL Life. Life insurance benefits are generally set at a fixed amount.

In 1993, Mutual Benefit Life changed its method of accounting for the costs of its retirees' benefit plans to the accrual method, and elected to amortize its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized portion of the transition obligation as of December 31, 1996 and 1995 was $18.1 million and $20.5 million, respectively.

Net periodic post-retirement benefits cost includes the following
(in thousands):
                                                  							   1996

  Accrued post-retirement benefit cost at January 1       $ 10,014
				                                                 			   -------
  Service cost                                                 571
  Interest cost                                              9,938
  Amortization of unrecognized transition obligation         2,465
  Net amortization and deferral                                140
							                                                    -------
     Total expense for the year                             13,114

  Expected benefits paid during the year                    (1,528)
				                                                 			   -------
     Accrued post-retirement benefit cost at December 31  $ 21,600
							                                                    -------
                                                 							   -------

The following represents the unfunded accumulated post-retirement benefit obligation as determined by the plan's actuaries (in thousands):

                                                 							    1996

  Retirees                                                $ 39,032
  Other fully eligible plan participants                        46
				                                                 			   -------
     Accumulated post-retirement benefit obligation         39,078

  Unrecognized net gain                                        606
  Unrecognized transition obligation                       (18,084)
				                                                 			   -------
     Accrued post-retirement benefit cost                 $ 21,600
							                                                    -------
						                                                 	   -------

The weighted average discount rate used in determining the current year accumulated benefit obligation was 7.25%. The health care cost trend rate was 8.5% graded to 5.0% over eight years for pre-age 65 claims and 8.0% graded to 5.0% over eight years for post-age 65 claims.

Post-employment Benefits
The Company has certain post-employment benefits provided to former or inactive employees who are not retirees. These benefits are for uninsured expenses that include long and short-term disability medical and life insurance continuation. The provision for these benefits at December 31, 1996 and 1995 and the incremental expense are insignificant.

Savings and Investment Plans
MBL Life sponsors savings and investment plans available for substantially all employees and qualifying agents under which MBL Life matches a portion of their contributions which vest ratably over three years. MBL Life contributed approximately $1.2 million and $1.1 million in 1996 and 1995, respectively, which is reflected in the accompanying statutory statements of operations.

Early Retirement Plan
In October 1996, MBL Life announced its plan to reduce future operating expenses through a reduction in the Company's workforce. Such reduction was accomplished by a special voluntary early retirement program affecting 121 eligible employees. This was supplemented by an involuntary staff reduction of 59 employees. This staff reduction will be completed by June 30, 1997.

The estimated cost of this program amounted to approximately $18 million pre-tax and included amounts for enhanced pension benefits, post-retirement benefits and severance. These costs have been reflected in the accompanying 1996 statutory statement of operations.


10.  Capital and Surplus
While not prohibited by the Plan, it is currently not anticipated that any future earnings of MBL Life will be distributed to the stockholders prior to the end of the Rehabilitation Period, as defined in the Plan. The amount of dividends which the Company may pay to the stockholders without the prior approval of the Commissioner is subject to restrictions relating to profits on participating policies and contracts and to a requirement that the Company maintain a statutory surplus equal to 105% of required risk based capital. Under New Jersey Insurance Law, MBL Life must maintain minimum statutory capital and surplus of $7,650,000.

The NAIC has developed risk-based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the underwriting, investment and other business risks inherent in an individual company's operations. Any insurance company which does not meet threshold risk-based capital levels ultimately will be subject to regulatory proceedings. MBL Life met its minimum risk-based capital level as of December 31, 1996.

11.  Leases
MBL Life does not have any material operating or capital lease obligations.


12.  Other Commitments and Contingencies
Guarantees
MBL Life has entered into certain arrangements in the course of its business which, under certain circumstances, may impose financial obligations upon MBL Life.

Pursuant to the terms and conditions of the Plan, certain Mutual Benefit Life industrial revenue bond guarantees on real estate joint venture indebtedness were not assumed by MBL Life (see Note 13).

Warrant Shares
Pursuant to the terms of the Plan, MBL Life granted to the Participating Guaranty Associations and the Industry Reinsurers, in exchange for nominal value, a nontransferable warrant to purchase an interest in MBL Life's issued and outstanding shares, which interests together shall constitute a 20% interest. The warrants shall be exercisable for one year commencing on the first day following the end of the Rehabilitation Period, as defined in the Plan, at a formula price as set forth in the warrant to be determined at the exercise date. No value was assigned to these warrants upon issuance.

Litigation
MBL Life is involved in litigation arising in the ordinary course of business or as may be related to the Rehabilitation proceedings involving its former parent, Mutual Benefit Life (see Notes 14 and 15).

Lines of Credit
As of December 31, 1996 and 1995, MBL Life had no lines of credit.


13.  Rehabilitation Plan Events during 1996
Pursuant to the terms of the Plan, the Commissioner, prior to July 1996, was to determine whether, in her opinion, the General Account had sufficient liquidity and has performed adequately to allow Restructured Contract Holders to make withdrawals prior to the end of the Rehabilitation Period with a reduction or elimination of the early withdrawal charges (i.e. moratorium charges). Any such determination would have required approval by both the Participating Guaranty Associations and the Industry Reinsurers. The Commissioner decided not to reduce or eliminate the early withdrawal charge and as part of the Settlement Agreement (see Note 14), the moratorium charges as defined in the Plan will remain in effect for the duration of the Rehabilitation Period.

In accordance with the terms and conditions under which the Life Insurance Company Guaranty Corporation of New York (the "LICGCNY") agreed to become a Participating Guaranty Association under the Plan, the LICGCNY has agreed to provide to each New York covered policyholder, no later than July 16, 1996, the following enhancement to the Plan. The LICGCNY will assure payment of the full non-loaned account balance without the application of any early withdrawal charges, to any New York covered policyholder who elects to receive the full amount of their non-loaned account balance on or after July 16, 1996 and who (a) submits an affidavit stating that the funds will not be transferred to other insurance policies or rolled over to other tax-qualified vehicles, or (b) is eligible to elect retirement benefits from MBL Life pursuant to the terms of the Plan, and submits an affidavit stating that the funds will be used in their entirety to purchase a life annuity (with no cash value to the annuitant) from another insurance company. The LICGCNY had the option to either absorb the moratorium charges or substitute itself as the policyholder. As of December 31, 1996, $22 million of surrenders pursuant to the terms of the New York enhancement have been processed by the Company. New York policyholders were paid out their full account value, less policy loans, upon request and the LICGCNY immediately reimbursed MBL Life for any moritorium charges that would normally have been charged against the policyholders' account value. The LICGCNY is also reimbursing MBL Life for the net account values paid out as of each year end and the LICGCNY will be "refunded" these monies plus normal interest credited at the end of the Rehabilitation period. A substitute liability amounting to $13.8 million representing these amounts due to the LICGCNY has been included in the accompanying statutory financial statements.


14. Rehabilitation Plan Appeals and Subsequent Event
Several appeals had been filed by parties to the Plan challenging the constitutionality of the application of the New Jersey Life and Health Insurers Rehabilitation and Liquidation Law to the Mutual Benefit Life Rehabilitation, as well as the order of priority imposed upon claimants under the Plan. In general, the appellants: (1) asserted that general unsecured creditors were entitled to parity of treatment with policyholders;
(2) requested reclassification of certain claims as policyholder claims rather than general unsecured claims; and (3) challenged the crediting of interest to policyholders during certain periods subsequent to the commencement of the Rehabilitation.

Further, the Commissioner had appealed certain of the Court's modifications to the Plan. The modifications of the Court included: (1) a change to the beneficiaries of the stock trust from holders of restructured policyholder contracts in the general account to the unsecured creditors (and to give the unsecured creditors a right to approve a sale of MBL Life stock or assets);
(2) the elimination of the possibility that holders of restructured policyholder contracts in the general account would receive a bonus crediting rate at the end of the Rehabilitation Period in the event MBL Life has assets in excess of minimum risk based capital requirements for insurance companies; and (3) a requirement that MBL Life distribute to the unsecured creditors at the end of the Rehabilitation Period any assets in excess of 105% of its risk based capital requirement.

On January 9, 1997 the Superior Court of New Jersey entered an order approving a Settlement Agreement between the Company and the Class Four Creditors ("Settlement Agreement") as identified in the Plan. The key elements of the Settlement Agreement are:

The appeals, cross appeals, and other related litigation, including challenges to interest crediting rates filed in connection with the approval of the Plan of Rehabilitation, will be dismissed.

Interest rates credited to restructured General Account insurance liabilities each year for 1996 through 1999 will be fixed at the rates in effect in 1996. Those rates ranged from 4.35% to 5.35%.

Policyholder guarantees, the length of the Rehabilitation Period, and the current schedule of moratorium charges remain in effect and unchanged.

Class Four Creditors and eligible policyholders who remain with the Company after the end of 1999 will share in the future value of the Company. The sharing will be based on a ratio of 70% to the Class Four Creditors and 30% to eligible policyholders, if MBL Life meets its capital growth projections (although the policyholder share may be reduced if it does not meet its capital growth projections).

As an incentive to stay with the Company, eligible policyholders will earn the right to share in future value in four stages over three and one-half years, beginning January 1, 2000.

The account values of Industry Separate Account contracts will be paid in full immediately on or about December 31, 1999. The option to delay payouts or to pay out account values in five installments, as defined in the Plan, will be eliminated. In return for the certainty of full access on December 31, 1999, Industry Separate Account contractholders will waive their right to dispute their eligibility for guaranty association coverage.

After a 45 day appeal period ending February 24, 1997, the Settlement Agreement became final and non-appealable. The Settlement Agreement is not expected to have a significant impact on the financial position of the Company.


MBL LIFE ASSURANCE CORPORATION

Supplemental Schedule of Assets and Liabilities

The following is a summary of certain financial data included in other exhibits and schedules of the 1996 Statutory Annual Statement subjected to audit procedures by our independent auditors and utilized by our actuaries in the determination of reserves.

Investment Income Earned:
  U.S. Government bonds                          $       9,211,525
  Other bonds (unaffiliated)                           321,458,103
  Bonds of affiliates                                            0
  Preferred stocks (unaffiliated)                            3,921
  Preferred stocks of affiliates                                 0
  Common stocks (unaffiliated)                           5,777,023
  Common stocks of affiliates                              887,197
  Mortgages loans                                       82,498,746
  Real estate                                          104,172,363
  Premium notes, policy loans and liens                513,114,438
  Collateral loans                                               0
  Cash on hand and on deposit                               99,006
  Short-term investments                                 2,913,893
  Other invested assets                                  3,048,051
  Derivative Instruments                                         0
  Aggregate write-ins for investment income              4,123,813
                                          						  ----------------
      Gross investment income                    $   1,047,308,079
				                                          		  ----------------
			                                          			  ----------------

Real Estate Owned - Book Value less Encumbrances       208,290,633

Mortgage Loans - Book Value:
  Farm mortgages                                 $               0
  Residential mortgages                                          0
  Commercial mortgages                                 406,938,361
			                                          			  ----------------
      Total mortgages loans                      $     406,938,361
					                                          	  ----------------
				                                          		  ----------------

Mortgage Loans By Standing - Book Value:
  Good standing                                        218,530,639
  Good standing with restructured terms                142,719,009
  Interest overdue more than three months, not
       in foreclosure                                   45,688,713
  Foreclosure in process                                         0

Other Long-term Assets - Statement Value -
       Other Invested Assets                            49,577,417
Collateral Loans                                                 0
Bonds and Stocks of Parents, Subsidiaries
       and Affiliates - Book Value:
  Bonds                                                          0
  Preferred Stocks                                               0
  Common Stocks                                         45,430,425


Bonds and Short-term Investments by Class and Maturity:
  Bonds by Maturity - Statement Value
    Due within one year less                     $     488,133,230
    Over 1 year through 5 years                      5,114,804,527
    Over 5 years through 10 years                       36,934,377
    Over 10 years through 20 years                      10,800,698
    Over 20 years                                            1,120
                                          						  ----------------
      Total by Maturity                          $   5,650,673,952
			                                          			  ----------------
		                                          				  ----------------

  Bonds by Class - Statement Value
    Class 1                                      $   4,727,508,096
    Class 2                                            886,071,871
    Class 3                                             14,901,602
    Class 4                                             20,455,434
    Class 5                                              1,736,949
    Class 6                                                      0
                                          						  ----------------
      Total by Class                             $   5,650,673,952
				                                          		  ----------------
		                                          				  ----------------

      Total Bonds Publicly Traded                    5,528,260,376
      Total Bonds Privately Placed                     122,413,577

Preferred Stocks - Statement Value                          27,246
Common Stocks - Market Value                           162,123,446
Short-term Investments - Book Value                     30,784,747
Options, Caps and Floors Owned - Statement Value                 0
Options, Caps and Floors Written and In-force
       - Statement Value                                         0
Collar, Swap and Forward Agreements Open
       - Statement Value                                         0
Futures Contracts Open - Current Price                           0
Cash on Deposit                                         11,074,456

Life Insurance In Force:  (000's omitted)
  Industrial                                                     0
  Ordinary                                              46,238,294
  Credit Life                                                    0
  Group Life                                               633,650

Amount of Accidental Death Insurance In
      Force Under (000's omitted)
  Ordinary Policies                                        433,235

Life Insurance Policies with Disability Provisions
	  In Force (000's omitted):
  Industrial                                                     0
  Ordinary                                               2,561,821
  Credit Life                                                    0
  Group Life                                                     0

Supplementary Contracts In Force:
  Ordinary - Not Involving Life Contingencies
    Amount on Deposit                                   80,008,026
    Income Payable                                       5,486,000

  Ordinary - Involving Life Contingencies
    Income Payable                                       4,154,646

  Group - Not Involving Life Contingencies
    Amount of Deposit                                   18,759,200
    Income Payable                                       5,945,477

  Group - Involving Life Contingencies
    Income Payable                                         976,000

Annuities:
  Ordinary
    Immediate - Amount of Income Payable                   345,270
    Deferred - Fully Paid Account Balance                7,113,024
    Deferred - Not Fully Paid - Account Balance        113,217,267

  Group
    Amount of Income Payable                            34,442,616
    Fully Paid Account Balance                           4,986,983
    Not Fully Paid - Account Balance                 3,051,536,600

Accident and Health Insurance - Premiums In Force:
  Ordinary                                              12,839,032
  Group                                                          0
  Credit                                                         0

Deposit Funds and Dividend Accumulations:
  Deposit Funds - Account Balance                       33,041,450
  Dividend Accumulation - Account Balance                1,939,688

Claim Payments 1996:
  Group Accident and Health year - ended December 31, 1996
    1996                                                   216,736
    1995                                                         0
    1994 and prior                                         620,141

  Other Accident & Health
    1996                                                   833,277
    1995                                                 2,698,845
    1994 and prior                                       8,763,710

  Other coverages that use developmental methods to
	 calculate claims reserves
    1996                                                         0
    1995                                                         0
    1994 and prior                                               0

                MBL VARIABLE CONTRACT ACCOUNT-7

                      previously known as
           MUTUAL BENEFIT VARIABLE CONTRACT ACCOUNT-7
_________________________________________________________________

                             PART C
                       OTHER INFORMATION


Item 28. Financial Statements and Exhibits.

          (a)  Financial Statements.

     The following Financial Statements are incorporated into Part B of this Registration Statement by reference from the Audited Financial Statements dated December 31, 1996, as filed with the Commission under the Investment Company Act of 1940 on February 28, 1997 (Accession No. 0000728568-97-
     000002):

          MBL Variable Contract Account-7:
          Report of Independent Accountants.
          Statement of Assets and Liabilities, December 31, 1996. Statement of Operations (year ended December 31, 1996). Statements of Changes in Net Assets (two years ended
            December 31, 1996).
          Financial Highlights for Each of the Ten Years in the Period Ended December 31, 1996.

     The  following  Financial Statements are filed  pursuant  to
     Item 23 of Part B of this Registration Statement:

          MBL Life Assurance Corporation:
          Report of Independent Accountants.
          Balance Sheet as of December 31, 1996.
          Statement of Operations (year ended December 31, 1996).
          Statement of Changes in Capital and Surplus
            (year ended December 31, 1996).
          Statement of Cash Flows (year ended December 31, 1996).

     (b)  Exhibits *

     (1)(A)    Resolution of the Board of Directors
               of Mutual Benefit  Life establishing Mutual
               Benefit Variable Contract Account-7,
               incorporated by reference to earlier filing on September 23, 1983, SEC File No. 2-86722, Exhibit #(1)(c) of Form N-1 Registration Statement of Registrant.
     (1)(B)    Resolution of the Board of Directors
               of MBL Life Assurance Corporation establishing MBL Variable Contract Account-7, incorporated by reference to earlier filing on April 29, 1994, SEC File No. 811-3853, Exhibit (1)(B) to
               Amendment No. 12 of Form N-3 Registration
               Statement.
     (2)       Rules and Regulations of Mutual
               Benefit Variable Contract Account-7, as
               amended, incorporated by reference to earlier filing on May 1, 1990, SEC File No. 2-86722, Exhibit (2) to Post-Effective Amendment No. 7 of Form N-3 Registration Statement.
     (3)       Custody Agreement dated September 20,
               1991, among Mutual Benefit Life Insurance
               Company in Rehabilitation Mutual Benefit
               Variable Contract Account-7 and Bankers Trust Company New Jersey Limited, incorporated by reference to earlier filing on April 30, 1992, SEC File No. 811-3853, Exhibit (3) to Amendment No. 10 of Form N-3 Registration Statement.
     (4)(A)    Investment Advisory Agreement, dated
               April 29, 1994 between Registrant and First
               Priority Investment Corporation, incorporated by reference to earlier filing on April 29, 1994, SEC File No. 811-3853, Exhibit (4)(A) to
               Amendment No. 12 of Form N-3 Registration
               Statement.
     (4)(B)    Service Agreement, dated April 29,
               1994 among the Registrant, First Priority
               Investment Corporation and MBL Life Assurance Corporation, incorporated by reference to earlier filing on April 29, 1994, SEC File No. 811-3853, Exhibit (4)(B) to Amendment No. 12 of Form N-3 Registration Statement.
     (5)       Sales Agreement, dated April 29, 1994
               among the Registrant, MBL Life Assurance
               Corporation and First Priority Investment
               Corporation, incorporated by reference to earlier filing on April 29, 1994, SEC File No. 811-3853, Exhibit (5) to Amendment No. 12 of Form N-3 Registration Statement.
     (6)(A)    Form of Group Tax Deferred Annuity
               Contract [403(b) Plans].
     (6)(B)    Form of Group Tax Deferred Annuity
               Contract [IRA Plans].
     (6)(C)    Form of Group Tax Deferred Annuity
               Contract [HR-10 Plans].
     (6)(D)    Form of Group Tax Deferred Annuity
               Contract [457 Plans].
               Exhibits (6)(A)-(D) incorporated by
               reference to earlier filing on September 23, 1983, SEC File No. 2-86722, Exhibits #(4)(a)-
               (d), respectively, of Form N-1 Registration
               Statement of Registrant.
     (6)(E)    Form of Group Tax-Deferred Annuity
               Contract, Individual Allocation [403(b) Plans].
     (6)(F)    Form of Group Annuity Deposit
               Administration Individual Allocation Companion Contract [403(b) Plans].
     (6)(G)    Form of First Amendment to Group
               Variable Annuity Contracts.
               Exhibits (6)(E)-(G) incorporated by
               reference to earlier filing on April 28, 1989, SEC File No. 2-86722, Exhibits #(6)(E)-(G), respectively, of Form N-3 Registration Statement.
     (6)(H)    Form of Contract Assumption CRT-AC1.
     (6)(I)    Form of Certificate Assumption CRT-
               AA2C.
     (6)(J)    Form of Certificate of Participation
               CRT-TDA0.
               Exhibits (6)(H)-(J) incorporated by
               reference to earlier filing on April 29, 1994, SEC File No. 811-3853, Exhibits #(6)(H)-(J),
               respectively, to Amendment No. 12 of Form N-3 Registration Statement.
     (7)(A)    Form of Application used with
               Contracts listed in response to Exhibit (6) above, incorporated by reference to earlier filing on May 1, 1991, SEC File No. 2-86722, Exhibit (6)(A) to Post-Effective Amendment No.
               8 of Form N-3 Registration Statement.
     (7)(B)    Form of Acknowledgment of Statutory
               TDA Withdrawal Restrictions, incorporated by reference to earlier filing on April 28, 1989, SEC File No. 2-86722, Exhibit #(7)(b) of Form N-3 Registration Statement.
     (8)(A)    Charter, as amended, of Mutual
               Benefit Life.
     (8)(B)    By-Laws, as amended, of Mutual
               Benefit Life.
               Exhibits (8)(A) and (8)(B)
               incorporated by reference to earlier filing on May 1, 1991, SEC File No. 2-86722, Exhibits
               (8)(A) and (8)(B), respectively, to Post-
               Effective Amendment No. 8 of Form N-3
               Registration Statement.
     (8)(C)    Second Amended and Restated Articles
               of Redomestication and Incorporation of MBL
               Life Assurance Corporation.
     (8)(D)    By-Laws of MBL Life Assurance
               Corporation.
               Exhibits (8)(C) and (8)(D)
               incorporated by reference to earlier filing on April 29, 1994, SEC File No. 811-3853, Exhibits
               (8)(C) and (8)(D), respectively, to Amendment No. 12 of Form N-3 Registration Statement.
     (9)       Not applicable.
    (10)       Not applicable.
    (11)       Consent of Coopers & Lybrand L.L.P.,
               Independent Accountants;
               Report of Arthur Andersen LLP,
               Independent Public Accountants;
               Consent of Arthur Andersen LLP,
               Independent Public Accountants;
    (12)       Opinion of Frank D. Casciano, General
               Counsel, MBL Life Assurance Corporation.
    (13)       Not applicable.
    (14)       Not applicable.
    (15)       Initial Capital Undertaking by Mutual
               Benefit Life, incorporated by reference to earlier filing on September 23, 1983, SEC File No. 2-86722, Exhibit #13 of Form N-1 Registration Statement of Registrant.
    (16)(A)    Schedule of Computation for Yield Quotation.
    (16)(B)    Schedule of Computation for Effective Yield
               Quotation.
    (17)       (A)  Powers of Attorney, incorporated
               by reference to earlier filing on February 22, 1996, SEC File No. 333-01151, Exhibit (17) of
               Form N-3 Registration Statement.
               (B)  Powers of Attorney, incorporated
               by reference to earlier filing on April 5, 1997, SEC File No. 333-01151, Exhibit (17) of
               Form N-3 Registration Statement.
               (C)  Powers of Attorney filed
               herewith.

    (18)       Consent Order to Show Cause with
               Temporary Restraints of the Superior Court of New Jersey entered July 16, 1991, incorporated by reference to earlier filing on April 30, 1992, SEC File No. 811-3853, Exhibit (18) to
               Amendment No. 10 of Form N-3 Registration
               Statement.
    (19)       Mutual Benefit Fund et al. No-Action
               Letter, dated October 27, 1993, incorporated by reference to earlier filing on April 29, 1994, SEC File No. 811-3853, Exhibit (19) to Amendment No. 12 of Form N-3 Registration Statement.
    (20) Mutual Benefit Life Insurance Company Information Statement Plan of Rehabilitation and Related Documents, including the Confirmation Order, dated January 28, 1994, incorporated by reference to earlier filing on April 29, 1994, SEC File No. 811-3853, Exhibit
               (19) to Amendment No. 12 of Form N-3
               Registration Statement.
    (27)       Financial Data Schedule.

 __________________________________________________________

 *   Page numbers inserted in manually signed copy only.

Item   29.  Directors and Officers of MBL Life Assurance Corporation.


     The   Directors  of  MBL  Life,  their  principal   business
     addresses and their positions and offices with MBL Life, are as follows:

     Name and Principal            Position and Offices with
      Business Address             Sponsoring Insurance Company

     Alan J. Bowers                Director, President
     MBL Life                      and Chief
     520 Broad Street              Executive Officer
     Newark, New Jersey 07102

     Elizabeth E. Randall          Director, Chairman
     20 W. State Street            of the Board
     CN-325
     Trenton, NJ 08625

     Janine J. Akey                Director
     20 W. State Street
     CN-325
     Trenton, NJ  08625

     Sheldon Brooks                Director
     The Prudential Asset
     Management Company, Inc.
     71 Hanover Road
     Florham Park, NJ 07932

     Donald Bryan                  Director
     20 W. State Street
     CN-325
     Trenton, NJ 08625

     Thomas Gallagher              Director
     20 W. State Street
     CN-325
     Trenton, NJ 08625

     Harry D. Garber               Director
     76 Mulberry Avenue
     Garden City, NY 11530

     John C. Kerr, Jr.             Director
     20 W. State Street
     CN-325
     Trenton, NJ 08625

     Richard W. Klipstein          Director
     National Organization of
     Life and Health Insurance
     Guaranty Association
     13873 Park Center Road
     Herndon, VA  22071


     Felix Schirripa               Director
     The Metropolitan Life
     Insurance Company
     One Madison Avenue
     New York, NY 10010-3690

              ___________________________________


     Officers (Other than Directors) of MBL Life whose activities relate to the Account are listed below.

     Frank D. Casciano        Executive Vice President,
                              General Counsel and Secretary

     Robert T. Budwick        Executive Vice President -
                              Chief Investment Officer

     Kenneth A. Watson        Executive Vice President
                              and Chief Financial Officer

     Kathleen M. Koerber      Executive Vice President -
                              Chief Operating Officer

     Kenneth K. Schaefer      Second Vice President
                              and Treasurer


     David A. James           Senior Vice President,
                              Securities Investment

     Albert W. Leier          Vice President
                              and Controller

     William G. Clark         Senior Vice President,
                              Pension and Investment Products


     All of these Officers maintain a principal business address at 520 Broad Street, Newark, New Jersey 07102.


Item 30. Persons Controlled by or Under Common Control with the Sponsoring Insurance Company or Registrant.

     Mutual Benefit Variable Contract Account-7 was formerly a separate account of Mutual Benefit Life. In accordance with the Rehabilitation Plan of Mutual Benefit Life, the assets and liabilities of Mutual Benefit Variable Contract Account-7 were transferred to a separate account of MBL Life, and named MBL Variable Contract Account-7 (the "Account").

     The Account is under the general supervision of a Management
     Committee ("Committee").

     MBL Life is a stock life insurance company organized under the laws of New Jersey. The voting stock of MBL Life was transferred to a Stock Trust established by the Rehabilitation Plan appointing the Commissioner of Banking and Insurance of the State of New Jersey as Trustee until the end of the Rehabilitation Period, scheduled for not later than December 31, 1999. Pursuant to a settlement agreement, an Order was issued on January 9, 1997 ending all Plan-related litigation, and awarding 30% of the value of the Trust, at its termination, to eligible MBL Life policyholders, and 70% to the Class Four Creditors (as defined in the Plan) of Mutual Benefit Life.

     As of April 1, 1997, those persons under common control with the sponsoring insurance company (MBL Life) are illustrated by the chart on the following page. The following information relates to that chart.

     All corporations are organized under the laws of New Jersey except where a different state is indicated.

     The principal business of certain of MBL Life Assurance
     Corporation's affiliates are as follows:

     MBLLAC Holding Corporation is a holding company; First Priority Investment Corporation is a registered investment adviser and broker/dealer; Metro IRB, Inc., Fisher Island Corporation, Pelican Apartment Properties, Inc. and Metro JV, Inc. act as general partners in joint ventures; Mutual Benefit Marketing Group Inc. markets insurance products; MAP Advisors, Inc., a registered adviser; EHC Companies, Inc. is a holding company for Ernst Home Center, Infotech Corp., Extraspace Inc., and EDC, Inc., a home and garden chain, a data service provider, specialty retail stores, and a warehousing operation, respectively; and NWD Investment Company is a holding company for WD Holdings, Inc. a distribution company; Fisher Island Mortgage Corporation is inactive. Markston Investment Management, a registered investment adviser, is a partnership owned 51 percent by MBL Sales Corporation; Hawaiian Macadamia Company, Inc., a processing company; Tong Yang Benefit Life Insurance Company, a foreign insurance company; and International Corporate Marketing Group, an insurance broker.





     [The following page contains an organizational diagram of the direct and indirect subsidiaries of MBL Life and the mutual funds sponsored by MBL Life. The diagram indicates the state of incorporation for each entity and the percentage of voting securities controlled by MBL Life.]

     MAP-Equity Fund, MBL Growth Fund, Inc. and MAP-Government Fund, Inc. are investment companies as defined by the Investment Company Act of 1940 (the "Act"). First Priority Investment Corporation ("First Priority"), a wholly-owned indirect subsidiary of the Depositor, serves as distributor for the shares of both MAP-Equity Fund and MBL Growth Fund, Inc. Markston Investment Management, a partnership between Markston International, Inc. and MBL Sales Corporation, serves as investment adviser to MAP-Equity Fund and MBL Growth Fund, Inc. Shares of MBL Growth Fund, Inc. may be purchased only by separate accounts which are registered under the Investment Company Act of 1940. First Priority also serves as distributor and investment adviser for MAP-Government Fund, Inc.



     As of March 31, 1997 Participants under the Long Island Jewish Medical Center 403(b) Plan, New Hyde Park, New York, owned 43.86% percent of the outstanding Variable Accumulation Units of the Account. Registrant does not believe that this degree of ownership constitutes an exercise of control over the activities of the Account, for the following reasons:

     (1) The Contract Holder passes its voting rights through to Participants under the Contract,

     (2) Each Participant controls the right to withdraw his or her funds attributable to Variable Accumulation Units held in the Account, and

     (3) The Contract Holder cannot exercise control over the direction of the Participant interest in the Account.


Item 31.  Number of Contract Holders.

     As of March 31, 1997:  59


Item 32.  Indemnification.

     The Account maintains investment errors and omissions insurance ("E & O") covering each officer and those Management Committee Members who are not interested persons of the Account. This policy protects those Committee Members from legal liabilities and expenses which they may incur as a result of claims for breach of duty, negligent acts, errors, omissions, misstatements or misleading statements committed or alleged to have been committed by them in their capacity as members of the Committee. The policy would also insure the Account according to the terms and conditions of the policy. The policy excludes expenses and liabilities based upon, among other things, any claim alleging dishonesty or fraudulent acts or omissions, or any criminal or malicious acts or omissions.

     The limits on the policy are $2,000,000 each wrongful act and $2,000,000 aggregate. Notwithstanding any agreement or document to the contrary, the Account undertakes not to insure any Committee Member for any liability the indemnification of which has been determined to be prohibited under the federal securities laws.

     The Account is the joint owner of the E & O policy with MAP-Equity Fund, MBL Growth Fund, Inc. and MAP-Government Fund, Inc., and the premiums are allocated based on the proportion of each entity's net assets to the total net assets of all the joint insured entities.

     The Account also maintains an Investment Companies Blanket
     Bond covering the Account against larceny and embezzlement committed by specified individuals who may have access to funds of the Account.

     In addition to the aforementioned E & O insurance and Blanket Bond, to the extent permitted by law of the State of New Jersey under NJSA 14A:3-5 and subject to all applicable requirements thereof, MBL Life has undertaken to indemnify each of the Account's officers and each Management Committee Member, his heirs, executors and administrators, who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he is or was an officer of the Account or a Committee Member.

     Under the Sales Agreement between the Account and First Priority, First Priority agrees to indemnify the Account and its Officers and Committee Members and Controlling Persons from all liabilities and expenses arising out of certain actual or alleged material misstatements or other mistakes, negligence or willful misconduct of First Priority or any of its agents or employees in connection with sales of the Account's units.

     Insofar as indemnification for liability arising under the Act may be provided to Officers and Committee Members of the Account pursuant to the foregoing provisions, or otherwise, MBL Life has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MBL Life of expenses incurred or paid by an Officer, or Committee Member of the Account in the successful defense of any action, suit or proceeding) is asserted by such Officer, or Committee Member in connection with the securities being registered, MBL Life will, unless if in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. Notwithstanding any agreement or document to the contrary, MBL Life undertakes not to indemnify any Account Officer or Committee Member for any liability, the indemnification of which has been determined to be prohibited under the Federal securities laws.

Item 33.  Business and Other Connections of Investment Adviser.

First Priority is the Registrant's investment adviser.  First
Priority is a wholly-owned indirect subsidiary of MBL Life.
First Priority also acts as principal distributor of shares of the Registrant, MBL Growth Fund, Inc., MAP-Equity Fund, and MAP-Government Fund, Inc., as well as MBL Variable Contract Account-2 and MBL Variable Contract Account-3, and engages in the sale of other investment company securities and other financial products as described in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional
Information constituting Part B.  The table below sets forth certain information as to First Priority's directors and
officers.
                                              Other Substantial
                                              Business Profession, and
Name and Principal    Position with           Vocation of Employment
Business Address*     First Priority          Within Past Two Years

William G. Clark      Director, President     Senior Vice President -
                                              Pension and Investment
                                              Products, MBL Life.

Frank D. Casciano     Director, Vice          Executive Vice President
                      President and           General Counsel and
                      General Counsel         Secretary, MBL Life.

Robert T. Budwick     Director, Vice          Executive Vice President
                      President and Chief     Securities Investment, and
                      Investment Officer      Chief Investment Officer
                                              MBL Life.

Alan  J. Bowers        Director               President and CEO, MBL
                                              Life since 7/1/95; prior
                                              thereto, Managing Partner,
                                              Coopers & Lybrand L.L.P.

Kathleen M. Koerber   Director                Executive Vice President
                                              and Chief Operating
                                              Officer, MBL Life.

Albert W. Leier       Director, Vice          Vice President and
                      President and           Controller, MBL Life.
                      Treasurer

Judith C. Keilp       Vice President and      Counsel, MBL Life.
                      Secretary

Christopher S. Auda   Vice President,         - - -
                      Operations

James Switlyk         Second Vice President   - - -
                      Marketing Support

Roger A. Vellekamp    Assistant Secretary     Second Vice President -
                                              Tax, MBL Life.
_______________________________
* All of the Officers and Directors named maintain a principal business address at 520 Broad Street, Newark, New Jersey 07102-3111.


Item 34.  Principal Underwriter.

     (a)  First Priority, the Account's principal
          underwriter, pursuant to a Sales Agreement, serves as principal underwriter for the following registered investment companies: MAP-Equity Fund, MBL Growth Fund, Inc., and MAP-Government Fund, Inc., and for the following unit investment trusts: MBL Variable Contract Account-2 and MBL Variable Contract Account-3, each a separate account of MBL Life.

          First Priority also serves as the investment adviser to MAP-Government Fund, Inc.

     (b) Information regarding First Priority's officers and directors:
          See Item 33 above.

     (c)  Not applicable.


Item 35.  Location of Accounts and Books.

     All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Account and the Account's Custodian, Bankers Trust Company New Jersey Limited, 34 Exchange Place, Jersey City, New Jersey 07302.


Item 36.  Management Services.

     Other than as set forth under the caption "Investment Management" in the Prospectus, as amended, constituting Part A of this Registration Statement, and under "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B, the Account is not a party to any management-related service contract.


Item 37.  Undertakings.

     (a)  Not applicable.

     (b) Registrant undertakes to file a post-effective amendment to its Securities Act of 1933 Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (c) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
          (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (d) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (e)  Registrant undertakes to rely upon American
          Council of Life Insurance (Ref. No. IP-6-88, pub. avail. November 28, 1988) (the "Letter"), which permits restrictions on cash distributions to Participants in retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, and represents that the following provisions of the Letter have been complied with:

          (1)  That the Account has included
               appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in this registration statement, including the prospectus;

          (2)  That the Account has included
               appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in all sales literature used in connection with the offer of the Contract;

          (3)  That the Account's Distributor has
               instructed sales representatives, who solicit
               Participants to purchase the Contract,
               specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential Participants;

          (4)  That the Account has obtained from each
               Participant purchasing a Section 403(b) Contract, prior to or at the time of purchase, a signed statement acknowledging the Participant's understanding of: (a) The restrictions on redemption imposed by Section 403(b)(11), and (b) The investment alternatives available under the employer's Section 403(b) arrangement to which the Participant may elect to transfer his or her Contract value.

     (f) MBL Life Assurance Corporation ("MBL Life") hereby represents that the fees and charges deducted under the annuity contracts described in this prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MBL Life.

                              SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Newark, and State of New Jersey, on the 28th day of April, 1997.


                              MBL VARIABLE CONTRACT ACCOUNT-7
                                   (Registrant)


                              By: JUDITH C. KEILP
                                  Judith C. Keilp
                                 Secretary of the Management Committee
                                 of MBL Variable Contract Account-7


      As  required  by  the Securities Act of  1933,  this  Post-
Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                   MBL VARIABLE CONTRACT ACCOUNT-7


Signature                     Title                    Date


DAVID A. JAMES                Chairman,           April 28, 1997
David A. James                Member

GORDON BOYD                   Member              April 28, 1997
Gordon Boyd

WILLIAM G. CLARK              Member              April 28, 1997
William G. Clark

JOSEPH LINDNER, JR.           Member              April 28, 1997
Joseph Lindner, Jr.

JEROME M. SCHECKMAN           Member              April 28, 1997
Jerome M. Scheckman

                           SIGNATURES

     As required by the Securities Act of 1933 and the Investment Act of 1940, the Sponsoring Insurance Company has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Newark, and State of New Jersey, on the day of April 29, 1997.


                         By: MBL Life Assurance Corporation
                              (Sponsoring Insurance Company)

                         By:  FRANK D. CASCIANO
                              Frank D. Casciano
                              Executive Vice President,
                              General Counsel and Secretary


     As required by the Securities Act of 1933, this Registration
Statement has been signed by the following persons in the capacities and on the dates indicated.

ALAN J. BOWERS           Chief Executive Officer  April 29, 1997
Alan J. Bowers           Director, President

KENNETH A. WATSON        Chief Financial Officer  April 29, 1997
Kenneth A. Watson

ALBERT W. LEIER          Chief Accounting         April  29, 1997
Albert W. Leier            Officer


Directors:
     Elizabeth E. Randall **
     Sheldon Brooks *
     Donald Bryan *
     Harry D. Garber *
     John Kerr *
     Richard W. Klipstein *
     Felix Schirripa *
     Janine J. Akey **
     Thomas Gallagher

By:  FRANK D. CASCIANO                  Date:  April 29, 1997
     Frank D. Casciano
     Attorney-in-Fact

* Executed by Frank D. Casciano, Attorney-in-Fact, on behalf of those indicated pursuant to the Powers of Attorney incorporated into previous filings.

** Executed by Frank D. Casciano, Attorney-in-Fact, on behalf of those indicated pursuant to the Powers of Attorney, filed herewith.

                         EXHIBIT INDEX*

Exhibit No.

(11)      Consent  of Coopers & Lybrand L.L.P., Independent
          Accountants;
          Report of Arthur Andersen LLP, Independent Public
          Accountants;
          Consent of Arthur Andersen LLP, Independent Public
          Accountants;

(12)      Opinion of Frank D. Casciano, General Counsel, MBL
          Life Assurance Corporation.

(16)(A)   Schedule of Computation for Yield Quotation.

(16)(B)   Schedule of Computation for Effective Yield Quotation.

(17)      Powers of Attorney.

(27)      Financial Data Schedule.


* Pages numbers inserted in manually signed copy only.